*** CONFIDENTIAL PORTION has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

             NINTH AMENDMENT TO CONTRACT FOR ALASKA ACCESS SERVICES


         This NINTH AMENDMENT TO THE CONTRACT FOR ALASKA ACCESS SERVICES ("Ninth Amendment") is effective as of the 23rd day of January, 2005 ("Effective Date"), by and between GENERAL COMMUNICATION, INC. and its wholly owned subsidiary, GCI COMMUNICATION CORP., both Alaska corporations (together, "GCI") with offices located at 2550 Denali Street, Suite 1000, Anchorage, Alaska 99503-2781 and MCI WORLDCOM NETWORK SERVICES, INC. ("MWNS"), formerly known as MCI Telecommunications Corporation, with offices located at 1133 19th Street, N.W., Washington, D.C. 20036 (GCI with MWNS, collectively, the "Parties," and individually, a "Party").

                                    RECITALS

         WHEREAS, GCI and MWNS entered into that certain Contract for Alaska Access Services dated January 1, 1993 ("Original Agreement"), as amended by (i) the First Amendment to Contract for Alaska Access Services dated as of March 1, 1996, (ii) the Second Amendment to the Contract for Alaska Access Services dated as of January 1, 1998, (iii) the Third Amendment to Contract for Alaska Access Services dated as of March 1, 1998, (iv) the Fourth Amendment to Contract for Alaska Access Services dated as of January 1, 1999, (v) the Fifth Amendment to Contract for Alaska Access Services dated as of August 7, 2000, (vi) the Sixth Amendment to Contract for Alaska Access Services dated as of February 14, 2001,
(vii) the Seventh Amendment to Contract for Alaska Access Services dated as of March 8, 2001 and (vii) the Eighth Amendment to the Contract for Alaska Access Services dated as of July 1, 2003 (collectively, "Agreement") which set forth the general terms and conditions under which GCI provides certain telecommunications services to MWNS; and,

         WHEREAS, the President signed into law the Consolidated Appropriations Act of 2005 (the "Act") on December 8, 2004 (the "Date of Enactment"), an excerpt of which is attached hereto as Exhibit 1; and,

         WHEREAS, the Act requires that on January 23, 2005 (forty-five (45) days after the Date of Enactment) all wholesale Alaska interstate switched services be sold in accordance with the terms of AT&T Contract Tariff 11, effective as of the Date of Enactment; and,

         WHEREAS, in accordance with the Act, those provisions of the Act addressing the Alaska wholesale switched traffic rate structure shall terminate on December 31, 2009 (the "Sunset Date").


CONFIDENTIAL                   1                                           FINAL

                           *** CONFIDENTIAL TREATMENT

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree as follows:

     1. Definitions of Terms. All capitalized terms used in the Ninth Amendment but not defined herein shall have the meanings given to such terms in the Agreement. Additionally, any reference to MWNS in this Ninth Amendment shall be a reference to MCI in the Original Agreement, as amended, and visa versa.

     2. Rates and Charges

              A. Exhibit 2 (AT&T Alascom Tariff 11 effective on the Date of Enactment is hereby incorporated by reference to the Agreement and the *** therein, along with applicable *** provisions therein, shall be used to determine *** GCI *** MWNS for *** Alaska *** Services under this Agreement.

              B. As of the Effective Date, Paragraph 2.B.(1) of the Agreement is hereby deleted and the following inserted in its place:

                  2.B.(1) MWNS Northbound Traffic. MWNS Northbound Traffic shall be *** specified in Exhibit 2 (AT&T Alascom Tariff 11). In accordance with the Act, GCI shall *** under this Agreement three percent (3%) annually on January 1st of each year through to the Sunset Date. After the Sunset Date, GCI shall maintain *** MWNS Northbound Traffic *** Sunset Date. The Parties agree to jointly and in good faith *** of other carriers *** following the Sunset Date. If it is determined at that time that the *** Agreement for Northbound Traffic ***, the Parties agree to negotiate *** Northbound traffic *** MWNS
                  ***.

              C. As of the Effective Date, Paragraph 2.B.(2) of the Agreement is hereby deleted and the following inserted in its place:

                  2.B.(2) MWNS Southbound Traffic. MWNS Southbound Traffic shall be *** specified in Exhibit 2 (AT&T Alascom Tariff 11). In accordance with the Act, GCI shall *** under this Agreement three percent (3%) annually on January 1st of each year through to the Sunset Date. After the Sunset Date, GCI shall maintain *** MWNS Southbound Traffic *** Sunset Date. The Parties agree to jointly and in good faith *** of other carriers *** following the Sunset Date. If it is determined at that time that the *** Agreement for Southbound Traffic are ***, the Parties agree to negotiate *** Southbound

CONFIDENTIAL                   2                                           FINAL

                           *** CONFIDENTIAL TREATMENT

                  traffic *** MWNS ***.

                  MWNS hereby assumes responsibility of reporting and compensating ***, carried by GCI, as a subset of MWNS Southbound Traffic. GCI and MWNS shall cooperate with each other, and agree to make records available (subject to reasonable confidentiality guarantees, where appropriate) to verify proper and timely reporting, payment and billing for *** and to help manage questions or disputes raised by *** or their agents. The Parties acknowledge that FCC requirements and industry practices for *** during the term of the Agreement. In the event *** in the applicable FCC rules or common industry practice concerning *** and upon thirty (30) days' written notice to the other Party, either Party may reopen negotiations concerning this provision of the Agreement.


              D. Section 2.B.9 of the Agreement shall be deleted in its entirety and the following inserted in its place:

                  2.B.(9) MWNS *** and *** Services. MWNS *** and *** Services shall be *** GCI FCC Tariff #1 and *** shall reflect the requested terrestrial or satellite ***. Each month GCI shall calculate the total *** MWNS *** and *** Service *** for all *** requirements of *** and below and *** will be calculated and applied as follows:

                           *** MWNS Northbound Traffic *** and shall be identified on such *** as ***; and

                           *** MWNS Southbound Traffic *** and shall be identified on such *** as ***.

                  Further, during ***, GCI shall calculate the total *** MWNS *** and *** Service *** for all *** requirements of *** or *** services and *** will be calculated and applied as follows:

                           *** MWNS Northbound Traffic *** and shall be identified on such *** as ***; and

                           *** MWNS Southbound Traffic *** and shall be identified on such *** as ***.

                  During *** and each ***, the *** shall be subject to *** based on *** northbound and southbound *** MWNS transports on GCI's network *** (the "Total Annual MWNS ***"), as follows:


CONFIDENTIAL                   3                                           FINAL

                           *** CONFIDENTIAL TREATMENT

                           Should the Total Annual MWNS *** equal or exceed ***, then GCI shall provide MWNS with a ***; and

                           Should the Total Annual MWNS *** not exceed ***, then GCI shall provide MWNS ***.

                  In the event that any of the above *** cannot be fully used ***, the remaining amount of such *** as directed by MWNS or refunded to MWNS upon request.

              E. A new Section 2.B.(10) of the Agreement shall be added as follows:

                  Section 2.B.(10) Reporting Percent Interstate Usage. MWNS shall provide GCI *** a Percent Interstate Usage ("PIU") factor applicable to *** for MWNS Originating and Terminating Alaska traffic. GCI shall be responsible *** the Alaska *** the PIU provided by MWNS.

              F. A new Section 2.B.(11) of the Agreement shall be added as follows:

                  Section 2.B.(11) Contract Review. Both Parties agree to meet and review the Agreement on or about *** thereafter to determine if MWNS *** as a direct result of the changes agreed to in the Ninth Amendment ("Contract Reviews"). For the purpose of the Contract Reviews, *** shall determined *** Northbound and Southbound *** this Ninth Amendment *** under the application *** the Agreement ***, during the relevant period of the ***. If at the time of the initial or and subsequent Contract Reviews, it is determined by both Parties that MWNS ***, GCI shall ***, as estimated in good faith by the Parties, of the ***. The *** as determined by the Contract Reviews shall remain fixed and in effect through the earlier of the effective date of *** as agreed upon by the Parties pursuant to a subsequent Contract Review, or the Termination Date of the Agreement.

                  Further, GCI *** MWNS *** in combined Northbound and Southbound billing for *** through the date that the *** becomes effective. Except as expressly set forth in the immediately proceeding sentence, the terms of this Contract Review's provision shall apply solely to *** and shall have no applicability to *** under this Agreement.

              G. A new Section 2.B.(12) of the Agreement shall be added as follows:

                  Section 2.B.(12) ***. GCI shall have sole responsibility to pay *** including, without limitation, ***. GCI shall charge MWNS *** MWNS *** in accordance with the rates provided under the *** (see ***, as summarized in

CONFIDENTIAL                   4                                           FINAL

                           *** CONFIDENTIAL TREATMENT

                  Exhibit 3 hereto). *** for Anchorage do not include ***. The rates are subject to change according to ***, specifically, *** ACS of Alaska, GCI, and NECA. GCI will provide MWNS the current *** by NPA-NXX with all MWNS Northbound and Southbound Traffic invoices. GCI shall provide MWNS written notice of changes to any ***. GCI shall provide MWNS an update of
                  Exhibit 3 *** throughout the term of the Agreement.

              H. The text of the Tariff 11 rates is attached hereto as Exhibit 4, and is incorporated, solely with respect to the *** and applicable rating and measurement provisions therein, by reference herein.

              3. Term. Paragraph 3 of the Agreement shall be deleted in its entirety and the following inserted in its place:

         3. TERM. Except for MWNS ***, services provided pursuant to Section 2.A shall be for an initial term beginning on the first (1st) day following the Effective Date of the Ninth Amendment and terminating on December 8, 2009. The term shall be automatically extended for five (5), one (1) year periods, unless either Party elects to cancel the renewal periods by giving written notice of non-renewal at least one (1) year prior to the commencement of the next renewal term. The service for MWNS *** shall be for a term of seven (7) years upon the first access service request ("ASR") ***.

4. Amendment ***. Upon execution of this Ninth Amendment, MWNS *** GCI (the ***). GCI shall *** the MWNS *** for GCI services ***.

5. Effect of Amendment. All other terms and conditions of the Agreement not expressly modified by this Ninth Amendment shall remain in full force and effect. The Parties hereby affirm and agree such terms remain binding.

6. Further Assurances. The Parties shall cooperate in good faith, and enter into such other instruments and take such other actions, as may be necessary or desirable, to fully implement the intent of this Ninth Amendment.

7. Counterparts; Signatures. This Ninth Amendment may be executed in counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument. When signed by each Party's authorized representative, a copy or facsimile of this Ninth Amendment shall have the same force and effect as one bearing an original signature.

This Ninth Amendment, together with the Agreement, is the complete agreement of the Parties and supersedes all other prior contracts and representations concerning its subject matter. Any further amendments must be in writing and signed by both Parties.


CONFIDENTIAL                   5                                           FINAL

IN WITNESS WHEREOF, the Parties hereto each acting with proper authority have executed this Ninth Amendment as of the Effective Date.


MCI WORLDCOM NETWORK SERVICES, INC.

By:  /s/

Printed Name: Peter H. Reynolds

Title: Director, National Carrier Contracts & Initiatives

GCI COMMUNICATION CORP.

By:  /s/

Printed Name: Richard Westlund

Title: VP/GM Long Distance & Wholesale


CONFIDENTIAL                   6                                           FINAL

                                    Exhibit 1

                       Alaska Market Structure Legislation
          An excerpt from the Consolidated Appropriations Act for FY05


H. R. 4818--537

SEC. 112. (a) Notwithstanding any other provision of law or any contract: (1) the rates in effect on November 15, 2004, under the tariff (the "tariff") required by FCC 94-116 (reduced three percent annually starting January 1, 2006) shall apply beginning 45 days after the date of enactment of this Act through December 31, 2009, to the sale and purchase of interstate switched wholesale service elements offered by any provider originating or terminating anywhere in the area (the "market") described in section 4.7 of the tariff (collectively the "covered services"); (2) beginning April 1, 2005, through December 31, 2009, no provider of covered services may provide, and no purchaser of such services may obtain, covered services in the same contract with services other than those that originate or terminate in the market, if the covered services in the contract represent more than 5 percent of such contract's total value; and (3) revenues collected hereunder (less costs) for calendar years 2005 through 2009 shall be used to support and expand the network in the market.
(b) Effective on the date of enactment of this Act: (1) the conditions described in FCC 95-334 and the related conditions imposed in FCC 94-116, FCC 95-427, and FCC 96-485; and (2) all pending proceedings relating to the tariff, shall terminate. Thereafter, the State regulatory commission with jurisdiction over the market shall treat all interexchange carriers serving the market the same with respect to the provision of intrastate services, with the goal of reducing regulation, and shall not require such carriers to file reports based on the Uniform System of Accounts. (c) Any provider may file to enforce this section (including damages and injunctive relief) before the FCC (whose final order may be appealed under 47 U.S.C. 402(a)) or under 47 U.S.C. 207 if the FCC fails to issue a final order within 90 days of a filing. Nothing herein shall affect rate integration, carrier-of-last-resort obligations of any carrier or its successor, or the purchase of covered services by any rural telephone company (as defined in 47 U.S.C. 153(37)), or an affiliate under its control, for its provision of retail interstate interexchange services originating in the market.

                                    Exhibit 2

                         Tariff 11 Rates and Definitions


1.   Rate Elements:


                   Rate Element                     Charge Per Minute
       ------------------------------------ -----------------------------------
       CONUS/Alaska Transport                           $0.0276

       Non-Bush Switching                               $0.0104

       Bush Switching                                   $0.0226

       Intra-Alaska Non-Bush Transport                  $0.0459

       Intra-Alaska Bush Transport                      $0.1622

       LEC Interstate Access                            Variable

       Toll Free Query Charges                          Variable


2.   Non-Bush Locations:

       Adak                             Fairbanks                     Ninilchik
       Anchorage                        Fort Richardson               North Pole
       Big Lake                         Fort Wainwright               Palmer
       Bird Creek                       Girdwood                      Seldovia
       Chugiak                          Homer                         Seward
       Cordova                          Hope                          Sitka
       Deadhorse                        Juneau                        Soldotna
       Douglas                          Kenai                         Unalaska
       Eagle River                      Ketchikan                     Valdez
       Eielson AFB                      Kodiak                        Wasilla
       Elmendorf AFB                    N. Kenai                      Willow

3.   Definitions:

     CONUS/Anchorage Transport: The rate element charged to transport a Minute of Use (MOU) from the Portland Point of Interconnection (POI) to the Anchorage Switch. An interexchange carrier (IXC) may purchase dedicated transport from their lower 48 location to Anchorage. If a carrier purchase dedicated transport, then a dedicated charge would apply in lieu of the CONUS/Alaska transport rate element.

     Non-Bush Switching: The rate element charged to switch a MOU when an interstate switched voice call originates or terminates to an Alaska location listed above in "Non-Bush Locations" .

     Bush Switching: The rate element charged to switch a MOU when an interstate switched voice call originates or terminates to an Alaska location NOT listed above in "Non-Bush Locations".

     Intra-Alaska Non-Bush Transport: The rate element charged to transport a MOU when an interstate switched voice call originates or terminates to an Alaska location listed above in "Non-Bush Locations".

     Intra-Alaska Bush Transport: The rate element charged to transport a MOU when an interstate switched voice call originates or terminates to an Alaska location NOT listed above in "Non-Bush Locations".

     LEC Interstate Access: The rate element charged to originate or terminate an interstate switched voice call to a Local Exchange Carriers (LEC) end office switch. This element is not specifically defined in Alascom FCC Tariff No. 11. This element varies depending on LEC tariff and must be added to determine the complete per minute rate for Alaska interstate switched voice service.

     Toll Free Query Charges: The rate element charged to perform the necessary SS7 look-up to determine the carrier of toll free calls originating from Alaska LEC end offices. This is a per call charge assessed at a pass though from the LEC tariff.

                                   Exhibit 3
                          LEC Interstate Access Rates

NPA           NXX      OCN     Remote      Rate Band LOC NAME          SWITCH              LEC ACCESS RATE
907           556      3023                    7     QUINHAGAK         QNHGAKXA556             0.021198
907           750      6677                    1     NORTH POLE        FRBNAKXC0MD             0.013708
907           209      6677                    2     JUNEAU            JUNEAKBDCM0             0.011534
907           221      3023                    7     BIRCHCREEK        BRCKAKXADS1             0.021198
907           222      7785      x                   ANCHORAGE         ANCRAKXNRSG             0.008077
907           223      6677                          ANCHORAGE         ANCRAKMWCM1             0.008077
907           224      3011                    8     SEWARD            SWRDAKXADS0             0.023131
907           225      3013                    3     KETCHIKAN         KTCHAKXBDS1             0.013467
907           226      3030                    1     HOMER             HOMRAKXADS1             0.009601
907           227      6677                          ANCHORAGE         ANCRAKMWCM1             0.008077
907           228      3013                    3     KETCHIKAN         KTCHAKXBDS1             0.013467
907           228      3013                    3     KETCHIKAN         KTCHAKXBDS1             0.013467
907           229      6677                          ANCHORAGE         ANCRAKMWCM1             0.008077
907           230      6677                          ANCHORAGE         ANCRAKMWCM1             0.008077
907           231      6521                          ANCHORAGE         ANCRAK500MD             0.008077
907           232      6677                    1     WASILLA           WSLLAKMCCM1             0.009601
907           233      3030                    4     EGEGIK            EGEKAKXADS1             0.015400
907           234      3030      x             1     SELDOVIA          SLDVAKXARS1             0.014038
907           235      3030                    1     HOMER             HOMRAKXADS1             0.009601
907           236      3018                    3     EKUK              EKUKAKXA236             0.013467
907           237      3023                    7     NEWTOK            NWTKAKXA237             0.021198
907           238      3023                    7     ALAKANUK          AKUKAKXA238             0.021198
907           239      3030                    4     ELFIN COVE        EFCVAKXADS1             0.015400
907           240      6304                          ANCHORAGE         ANCRAKXCCM2             0.008077
907           241      3030                    4     KARLUK            KRLKAKXADS1             0.015400
907           242      6304                          ANCHORAGE         ANCRAKXCCM2             0.008077
907           243      3000                          ANCHORAGE         ANCRAKXWDS1             0.008077
907           244      6304                          ANCHORAGE         ANCRAKXCCM2             0.008077
907           245      3000                          ANCHORAGE         ANCRAKXWDS1             0.008077
907           246      3003                    5     KINGSALMON        KGSLAKXACG1             0.017333
907           247      3013                    3     KETCHIKAN         KTCHAKXBDS1             0.013467
907           248      3000                          ANCHORAGE         ANCRAKXWDS1             0.008077
907           249      3000                          ANCHORAGE         ANCRAKXWDS1             0.008077
907           250      6677                          ANCHORAGE         ANCRAKMWCM1             0.008077
907           251      3027                    0     P.S. 7            PSSVAKZAH01             0.000000
907           252      6677                    1     SOLDOTNA          SLDTAKMCCM1             0.009601
907           253      6292                    8     CORDOVA           ANCRAKZA04T             0.023131
907           254      6304                    3     KETCHIKAN         KTCHAKZA2MD             0.013467
907           255      6292                    6     VALDEZ            VLDZAKGMCM1             0.019265
907           256      3023                    7     TUNTUTULIK        TTTLAKXA256             0.021198
907           257      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           258      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           259      6292                    6     GLENNALLEN        ANCRAKZA04T             0.019265
907           260      3030                    1     SOLDOTNA          SLDTAKXADS2             0.009601
907           261      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077
907           262      3030                    1     SOLDOTNA          SLDTAKXADS2             0.009601
907           263      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           264      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           265      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           266      3000                          ANCHORAGE         ANCRAKXWDS1             0.008077

                                   Exhibit 3
                          LEC Interstate Access Rates

NPA           NXX      OCN     Remote      Rate Band LOC NAME          SWITCH              LEC ACCESS RATE
907           267      3000                          ANCHORAGE         ANCRAKXSDS1             0.008077
907           268      6521                          ANCHORAGE         ANCRAK500MD             0.008077
907           269      3000                          ANCHORAGE         ANCRAKXEDS1             0.008077
907           270      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           271      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077
907           272      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           273      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077
907           274      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           275      3000                          ANCHORAGE         ANCRAKXSDS1             0.008077
907           276      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           277      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           278      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           279      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           280      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           281      3030                    4     ENGLISHBAY        EHBAAKXA281             0.015400
907           282      3030                    4     KAKHONAK          KHNKAKXA282             0.015400
907           283      3030                    1     KENAI             KENAAKXADS1             0.009601
907           284      3030                    4     PORTGRAHAM        PTGMAKXADS1             0.015400
907           285      3017                    8     HYDABURG          HYBGAKXADS1             0.023131
907           286      3030                    4     OLD HARBOR        OLHBAKXADS1             0.015400
907           287      3003                    5     LEVELOCK          LVLKAKXA287             0.017333
907           288      3011      x             8     MOOSE PASS        MSPSAKXARS0             0.029053
907           289      3018                    3     MANOKOTAK         MNKTAKXA289             0.013467
907           291      3006                    6     MENTASTA          MNTSAKXADS1             0.019265
907           292      6292                    8     WHITTIER          ANCRAKZA04T             0.023131
907           293      3023                    7     NIKOLAI           NKLAAKXA293             0.021198
907           294      3030                    4     NONDALTON         NDLTAKXADS1             0.015400
907           295      3023                    7     LIVENGOOD         LVGDAKXADS1             0.021198
907           296      3030                    4     HALIBUT CV        HTCVAKXADS1             0.015400
907           297      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           298      3023                    7     TAKOTNA           TKTNAKXA298             0.021198
907           299      6677                    1     HOMER             HOMRAKMCH01             0.009601
907           301      6677                          ANCHORAGE         ANCRAKMWCM1             0.008077
907           317      6677                          ANCHORAGE         ANCRAKMWCM1             0.008077
907           320      6677                    6     GLENNALLEN        GLALAKACH01             0.019265
907           321      6304                    2     JUNEAU            JUNEAKTUCM1             0.011534
907           322      6304                    1     FAIRBANKS         FRBNAKZACM1             0.009601
907           323      3017                    8     DRYCREEK          DRCKAKXADS1             0.023131
907           324      3017                    8     TETLIN            TLINAKXBDS1             0.023131
907           325      3006                    6     TATITLEK          TTLKAKXA325             0.019265
907           329      3030                    4     COFFMAN CV        CFCVAKXADS1             0.015400
907           330      3000                          ANCHORAGE         ANCRAKXEDS1             0.008077
907           331      3000                          ANCHORAGE         ANCRAKXEDS1             0.008077
907           332      3000                          ANCHORAGE         ANCRAKXEDS1             0.008077
907           333      3000                          ANCHORAGE         ANCRAKXEDS1             0.008077
907           334      7785                          ANCHORAGE         ANCRAKGCDS0             0.008077
907           335      3030                    1     KENAI             KENAAKXADS1             0.009601
907           336      3000                          ANCHORAGE         ANCRAKXSDS1             0.008077
907           337      3000                          ANCHORAGE         ANCRAKXEDS1             0.008077
907           338      3000                          ANCHORAGE         ANCRAKXEDS1             0.008077

                                   Exhibit 3
                          LEC Interstate Access Rates

NPA           NXX      OCN     Remote      Rate Band LOC NAME          SWITCH              LEC ACCESS RATE
907           339      7785      x                   ANCHORAGE         ANCRAKXERSG             0.008077
907           341      3000                          ANCHORAGE         ANCRAKXSDS1             0.008077
907           342      3000                          ANCHORAGE         ANCRAKXWDS1             0.008077
907           343      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           344      3000                          ANCHORAGE         ANCRAKXSDS1             0.008077
907           345      3000      x             1     ANCHORAGE         ANCRAKXRRS1             0.011096
907           346      3000      x             1     ANCHORAGE         ANCRAKXORS1             0.011096
907           347      6677                    1     FAIRBANKS         FRBNAKHSCM1             0.009601
907           348      3000      x             1     ANCHORAGE         ANCRAKXRRS1             0.011096
907           349      3000                          ANCHORAGE         ANCRAKXSDS1             0.008077
907           350      6677                          ANCHORAGE         ANCRAKMWCM1             0.008077
907           351      6677                          ANCHORAGE         ANCRAKMWCM1             0.008077
907           352      3015                    1     WASILLA           WSLLAKXADS1             0.009601
907           353      3027                    0     FTWAINWRIT        FTWRAKXGDS1             0.000000
907           354      6733                    1     WASILLA           WSLLAKXACM1             0.009601
907           355      6733                    1     WASILLA           WSLLAKMKCM1             0.009601
907           356      3022                    1     FTWAINWRIT        FTWRAKXADS1             0.009601
907           357      3015                    1     WASILLA           WSLLAKXADS1             0.009601
907           358      3023                    7     RAMPART           RMPRAKXADS1             0.021198
907           359      411A                    8     UNALASKA          DUHRAK01CM0             0.023131
907           360      6677                          ANCHORAGE         ANCRAKMWCM1             0.008077
907           362      6304                    8     SEWARD            SWRDAKZA0MD             0.023131
907           363      3019                    8     DEERING           DRNGAKXADS1             0.023131
907           364      3022      x             2     DOUGLAS           DGLSAKXARS1             0.013496
907           365      3000                          ANCHORAGE         ANCRAKXSDS1             0.008077
907           366      3025                    8     TANANA            TANNAKXADS1             0.023131
907           367      6354                    8     BARROW CEL        BRRWAKXACM1             0.023131
907           368      3001                    8     POINT HOPE        PNHPAKXADS1             0.023131
907           369      3028                    8     CHENA HOT         CHHSAKXADS1             0.023131
907           370      3027                    0     PORT BAILY        PTBLAKZA370             0.000000
907           371      3027                    0     ALITAK            ALITAKZA371             0.000000
907           372      3022                    1     EIELSONAFB        ELSNAKXADS1             0.009601
907           373      3015                    1     WASILLA           WSLLAKXADS1             0.009601
907           374      7785                    1     FAIRBANKS         FRBNAK07DS0             0.009601
907           375      7785                          ANCHORAGE         ANCRAKBZ01T             0.008077
907           376      3015                    1     WASILLA           WSLLAKXADS1             0.009601
907           377      3027                    0     EIELSONAFB        ELSNAKXGDS1             0.000000
907           378      6677                    1     FAIRBANKS         FRBNAKHSCM1             0.009601
907           379      3027                    0     KAZAKOFBAY        KZBYAKZB379             0.000000
907           380      3000                          ANCHORAGE         ANCRAKXSDS1             0.008077
907           382      6677                    1     GIRDWOOD          ANCRAKMWCM4             0.015853
907           383      3011                    8     SAND POINT        SNPNAKXA383             0.023131
907           384      3027                    0     FT RICH           FTRCAKXG384             0.000000
907           388      6677                    1     FAIRBANKS         FRBNAKHSCM1             0.009601
907           389      3028                    8     CLEARYSMMT        CYSTAKXADS1             0.023131
907           391      6747                    8     UNALASKA          UNLSAKBBCM1             0.023131
907           392      3027                    0     EARECKSON         SHMYAKXGDS1             0.000000
907           393      3027                    0     EARECKSON         SHMYAKZB393             0.000000
907           394      6304                    1     SOLDOTNA          SLDTAKXA0MD             0.009601
907           398      6304                    1     SOLDOTNA          SLDTAKXA0MD             0.009601

                                   Exhibit 3
                          LEC Interstate Access Rates

NPA           NXX      OCN     Remote      Rate Band LOC NAME          SWITCH              LEC ACCESS RATE
907           399      6304                    1     HOMER             HOMRAKXA0MD             0.009601
907           424      3007                    8     CORDOVA           CRDVAKXACG1             0.023131
907           425      6747                    4     ST GEORGE         STGRAKAACM1             0.015400
907           426      3019                    8     RED DOG MN        RDDGAKXADS1             0.023131
907           427      3023                    7     TOKSOOKBAY        TKBYAKXA427             0.021198
907           428      3000      x             1     FTRICHADSN        FTRCAKXARS1             0.021887
907           429      6882                    8     CORDOVA           CRCVAKXACM1             0.023131
907           430      6733                    1     WASILLA           WSLLAKMKCM1             0.009601
907           432      3004                    8     CROOKEDCRK        CKCKAKXA432             0.023131
907           437      3019                    8     SHUNGNAK          SHGKAKXADS1             0.023131
907           438      3023                    7     ST MARYS          STMYAKXA438             0.021198
907           439      6747                    5     KINGSALMON        KGSLAKBBCM1             0.017333
907           440      6304                          ANCHORAGE         ANCRAKXCCM2             0.008077
907           441      6304                          ANCHORAGE         ANCRAKXCCM2             0.008077
907           442      3019                    8     KOTZEBUE          KTZBAKXADS1             0.023131
907           443      3016                    8     NOME              NOMEAKXADS0             0.023131
907           444      6872                          ANCHORAGE         ANCRAKBZ01T             0.008077
907           445      3019                    8     AMBLER            AMBLAKXADS1             0.023131
907           446      3027                    0     GALENA AFS        GALNAKXG446             0.000000
907           447      3004                    8     RED DEVIL         RDDVAKXA447             0.023131
907           448      6354                    8     DEADHORSE         DHRSAKXACM1             0.023131
907           449      3004                    8     SLEETMUTE         SLMTAKXA449             0.023131
907           450      3008                    1     FAIRBANKS         FRBNAKXADS1             0.009601
907           451      3008                    1     FAIRBANKS         FRBNAKXADS1             0.009601
907           452      3008                    1     FAIRBANKS         FRBNAKXADS1             0.009601
907           453      3004                    8     GRAYLING          GRYLAKXA453             0.023131
907           454      3011                    8     PORT LIONS        PTLNAKXA454             0.023131
907           455      3008                    1     FAIRBANKS         FRBNAKXADS1             0.009601
907           456      3008                    1     FAIRBANKS         FRBNAKXADS1             0.009601
907           457      3008                    1     FAIRBANKS         FRBNAKXADS1             0.009601
907           458      3008                    1     FAIRBANKS         FRBNAKXADS1             0.009601
907           459      3008                    1     FAIRBANKS         FRBNAKXADS1             0.009601
907           460      6304                    1     FAIRBANKS         FRBNAKZACM1             0.009601
907           463      3022                    2     JUNEAU            JUNEAKXADS1             0.011534
907           464      3003                    5     EKWOK             EKWKAKXA464             0.017333
907           465      3022                    2     JUNEAU            JUNEAKXADS1             0.011534
907           466      4358                    8     NOME              NOMEAK01CM0             0.023131
907           467      3023                    7     CHAUTHBALK        CHBKAKXA467             0.021198
907           468      3025                    8     RUBY              RUBYAKXADS1             0.023131
907           471      3004                    8     KALSKAG           KLKGAKXA471             0.023131
907           472      3025                    8     WHITTIER          WHTRAKXADS0             0.023131
907           473      3004                    8     SHAGELUK          SHLKAKXA473             0.023131
907           474      3008                    1     FAIRBANKS         FRBNAKXADS1             0.009601
907           475      3019                    8     KIANA             KIANAKXADS1             0.023131
907           476      3004                    8     HOLY CROSS        HLCRAKXA476             0.023131
907           477      3023                    7     KASIGLUK          KSGKAKXA477             0.021198
907           478      3023                    7     STEVENSVLG        STVGAKXADS1             0.021198
907           479      3008                    1     FAIRBANKS         FRBNAKXADS1             0.009601
907           480      3001                    8     NUIQSUT           NUSTAKXADS1             0.023131
907           481      3030                    1     KODIAK            KODKAKXCDS1             0.009601

                                   Exhibit 3
                          LEC Interstate Access Rates

NPA           NXX      OCN     Remote      Rate Band LOC NAME          SWITCH              LEC ACCESS RATE
907           482      3027                    0     SUMMITLAKE        SULKAKZAH01             0.000000
907           484      3019                    8     SELAWIK           SLWKAKXADS1             0.023131
907           485      3019                    8     NOATAK            NOTKAKXADS1             0.023131
907           486      3030                    1     KODIAK            KODKAKXCDS1             0.009601
907           487      3030      x             1     KODIAKUSCG        KODKAKAGRS1             0.011233
907           488      3030      x             1     NORTH POLE        NRPLAKXADS1             0.013708
907           489      3030                    4     PT PROTECT        PTPRAKXADS1             0.015400
907           490      3030      x             1     NORTH POLE        NRPLAKXADS1             0.013708
907           491      6677                    8     SEWARD            SWRDAKMCH01             0.023131
907           493      3023                    7     TOGIAK            TGAKAKXA493             0.021198
907           494      3019                    8     BUCKLAND          BCLDAKXADS1             0.023131
907           495      3015                    1     WILLOW            WLLWAKXADS1             0.009601
907           496      6926                    1     FAIRBANKS         FRBNAK01DS0             0.009601
907           497      3011                    8     KING COVE         KGCVAKXA497             0.023131
907           498      3023                    7     SHELDON PT        SLPNAKXA498             0.021198
907           520      3023                    7     CENTRAL           CNTLAKXADS1             0.021198
907           522      3000                          ANCHORAGE         ANCRAKXSDS1             0.008077
907           523      7785                    2     JUNEAU            JUNEAKGCDS0             0.011534
907           524      1449                    7     MCGRATH           MGRTAKXADS0             0.021198
907           525      3023                    7     TWIN HILLS        TWHLAKXA525             0.021198
907           526      3023                    7     LIME VLG          LMVGAKXA526             0.021198
907           527      3023                    7     NUNAPTCHUK        NNPCAKXA527             0.021198
907           528      6747                    1     KODIAK            KODKAKBBCM1             0.009601
907           529      6304                          ANCHORAGE         ANCRAKXCCM2             0.008077
907           530      3017                    8     HOLLIS            HLLSAKXADS1             0.023131
907           532      3011                    8     COLD BAY          CLBAAKXA532             0.023131
907           533      3003                    5     IGIUGIG           IGUGAKXA533             0.017333
907           534      3030                    4     KALTAG            KLTGAKXA534             0.015400
907           535      3027                    0     GRNCRKMINE        GCMNAKZAH01             0.000000
907           536      3023                    7     EEK               EEK AKXA536             0.021198
907           537      3004                    8     STONYRIVER        STRVAKXA537             0.023131
907           538      3000                          ANCHORAGE         ANCRAKXEDS1             0.008077
907           541      3002                    8     JIMRIVCAMP        JRCPAKXADS1             0.023131
907           542      3030                    4     KASAAN            KASNAKXADS1             0.015400
907           543      1449                    7     BETHEL            BETHAKXADS0             0.021198
907           544      6531                    7     BETHEL            BETHAKAFCM1             0.021198
907           546      3030                    4     ST PAUL           STPLAKXADS1             0.015400
907           547      3026                    8     EAGLE             EAGLAKXADS1             0.023131
907           548      3030                    4     FALSE PASS        FLPSAKXADS1             0.015400
907           549      3023                    7     PILOT STA         PLSTAKXA549             0.021198
907           550      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077
907           551      3027                    0     ELMEDRFAFB        ELMNAKXG552             0.000000
907           552      3027                    0     ELMEDRFAFB        ELMNAKXG552             0.000000
907           553      3023                    7     ATMAUTLUAK        AMLKAKXA553             0.021198
907           554      3006                    6     MCCARTHY          MCCRAKXADS1             0.019265
907           557      3023                    7     KONGIGANAK        KNGGAKXA557             0.021198
907           558      3023                    7     SCAMMONBAY        SMBAAKXA558             0.021198
907           559      3030                    4     POINTBAKER        PNBKAKXADS1             0.015400
907           561      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077
907           562      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077

                                   Exhibit 3
                          LEC Interstate Access Rates

NPA           NXX      OCN     Remote      Rate Band LOC NAME          SWITCH              LEC ACCESS RATE
907           563      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077
907           564      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077
907           565      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077
907           566      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077
907           567      3030      x             1     NINILCHIK         NCHKAKXARS0             0.017668
907           568      3030                    4     PTALEXANDR        PTALAKXADS1             0.015400
907           569      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077
907           570      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077
907           571      3011                    8     ILIAMNA           ILMNAKXA571             0.023131
907           573      3023                    7     CHENEGABAY        CHBYAKXB573             0.021198
907           575      6304                          ANCHORAGE         ANCRAKXCCM2             0.008077
907           576      3030                    4     NIKOLSKI          NKLIAKXADS1             0.015400
907           580      3027                    0     ELMEDRFAFB        ELMNAKXG552             0.000000
907           581      3011                    8     UNALASKA          UNLSAKXA581             0.023131
907           582      3015                    1     CLEAR AFS         CLERAKXADS1             0.016881
907           583      3015      x             1     TYONEK            TYNKAKXARS0             0.020473
907           584      3023                    7     RUSSINMSSN        RUMNAKXACG1             0.021198
907           585      3027                    0     CLEAR AFS         CLERAKXGDS1             0.000000
907           586      3022                    2     JUNEAU            JUNEAKXADS1             0.011534
907           587      3023                    7     ARCTIC VLG        ARVGAKXADS1             0.021198
907           588      3023                    7     KWIGILLNGK        KWGKAKXA588             0.021198
907           589      3023                    7     NAPAKIAK          NPKKAKXA589             0.021198
907           590      6304                    1     FAIRBANKS         FRBNAKZACM1             0.009601
907           591      3023                    7     MOUNTANVLG        MTVGAKXA591             0.021198
907           592      3027                    0     ADKUSNVLST        ADAKAKXG592             0.000000
907           594      3017                    8     EDNA BAY          EDBYAKXADS1             0.023131
907           595      3011                    8     COOPER LDG        CPLDAKXA595             0.023131
907           596      3003                    5     KOLIGANEK         KLGKAKXA596             0.017333
907           597      3027                    0     VALDEZCRK         VLCKAKZA597             0.000000
907           598      6304                    1     SOLDOTNA          SLDTAKXA0MD             0.009601
907           599      6677                    8     COOPER LDG        CPLDAKXACM1             0.023131
907           617      6677                    3     KETCHIKAN         JUNEAKBDCM0             0.013467
907           617      6677                    3     KETCHIKAN         JUNEAKBDCM0             0.013467
907           621      3027                    0     P.S. 2            PSTWAKZAH01             0.000000
907           622      3015                    1     EAGLERIVER        EGRVAKXA69X             0.009601
907           624      1449                    7     UNALAKLEET        UNLKAKXADS0             0.021198
907           628      3023                    7     BEAVER            BEVRAKXADS1             0.021198
907           629      3017                    8     NAUKATI           NUKIAKXADS1             0.023131
907           630      3027                    0     ROWAN BAY         RWBAAKZAH01             0.000000
907           632      6304                          ANCHORAGE         ANCRAKXCCM2             0.008077
907           633      3001                    8     ATKASUK           ATKSAKXADS1             0.023131
907           635      6009                    2     JUNEAU            LNPNAKZACM2             0.011534
907           636      3019                    8     NOORVIK           NRVKAKXADS1             0.023131
907           638      3016                    8     WHITE MT          WTMTAKXADS1             0.023131
907           640      3001                    8     KAKTOVIK          KKTVAKXADS1             0.023131
907           641      3027                    0     P.S. 10           PSTNAKZAH01             0.000000
907           642      3016                    8     TELLER            TLLRAKXA642             0.023131
907           644      7785      x                   ANCHORAGE         ANCRAKXSRSG             0.008077
907           645      3019                    8     KIVALINA          KVLNAKXA645             0.023131
907           646      7785      x                   ANCHORAGE         ANCRAKXNRSG             0.008077

                                   Exhibit 3
                          LEC Interstate Access Rates

NPA           NXX      OCN     Remote      Rate Band LOC NAME          SWITCH              LEC ACCESS RATE
907           647      3023                    7     NIGHTMUTE         NGMTAKXA647             0.021198
907           649      3016                    8     SHISHMAREF        SHMFAKXADS1             0.023131
907           652      3023                    7     TUNUNAK           TNNKAKXA652             0.021198
907           653      3000      x             1     BIRD CREEK        INDNAKXARS1             0.014203
907           654      1797                    1     KODIAK            KODKAKXCCM0             0.009601
907           655      3027                    0     YUKON CAMP        YVCPAKZAH01             0.000000
907           656      3011                    8     GALENA            GALNAKXA656             0.023131
907           659      3001                    8     DEADHORSE         DHRSAKXA659             0.023131
907           661      3001                    8     ANATVKPASS        AKPSAKXADS1             0.023131
907           662      3011                    8     FORT YUKON        FTYKAKXADS1             0.023131
907           663      3004                    8     ANVIK             ANVKAKXA663             0.023131
907           664      3016                    8     WALES             WALSAKXADS1             0.023131
907           665      3016                    8     COUNCIL           CNCLAKXADS1             0.023131
907           669      3030                    4     IVANOFFBAY        IVBAAKXADS1             0.015400
907           670      3001                    8     DEADHORSE         DHRSAKXA659             0.023131
907           671      3027                    0     P.S. 3            PSTHAKZAH01             0.000000
907           672      3023                    7     MANLYHTSPG        MHSPAKXADS1             0.021198
907           673      3030                    4     HOBART BAY        HBBAAKXADS1             0.015400
907           674      3023                    7     MINCHUMINA        MNCHAKXDDS1             0.021198
907           675      3004                    8     ANIAK             ANIKAKXA675             0.023131
907           676      6856                    7     CHAUTHBALK        CHBKAKXACM1             0.021198
907           677      7785      x                   ANCHORAGE         ANCRAKXWRSG             0.008077
907           678      3028                    8     COLDFOOT          CLFCAKZADS0             0.023131
907           679      3023                    7     MARSHALL          MRSHAKXACG1             0.021198
907           680      3030                    4     OUZINKIE          OUZNAKXADS1             0.015400
907           681      3027                    0     P.S. 4            PSFRAKZAH01             0.000000
907           683      3015                    1     HEALY             HELYAKXADS1             0.009601
907           686      3016                    8     LTLDIOMEDE        LTDMAKXADS1             0.023131
907           688      3015      x             1     CHUGIAK           CHGKAKXARS1             0.012388
907           689      3015                    1     EAGLERIVER        EGRVAKXA01T             0.009601
907           691      3027                    0     P.S. 5            PSFVAKZAH01             0.000000
907           692      3002                    8     BETTLES           BTLSAKXADS1             0.023131
907           693      3003                    5     NEWSTUYHOK        NWSKAKXA693             0.017333
907           694      3015                    1     EAGLERIVER        EGRVAKXA69X             0.009601
907           695      3023                    7     TULUKSAK          TLSKAKXA695             0.021198
907           696      3015                    1     EAGLERIVER        EGRVAKXA69X             0.009601
907           697      3030                    4     GUSTAVUS          GSTVAKXADS1             0.015400
907           698      3030                    4     AKUTAN            AKTNAKXADS1             0.015400
907           699      6304                    1     FAIRBANKS         FRBNAKZACM1             0.009601
907           712      3008                    1     FAIRBANKS         FRBNAKXADS1             0.009601
907           713      3022                    2     JUNEAU            JUNEAKXADS1             0.011534
907           714      3030                    1     SOLDOTNA          SLDTAKXADS2             0.009601
907           715      6304                    1     WASILLA           ANCRAKXCCM4             0.009601
907           720      6009                          ANCHORAGE         ANCRAK02CM0             0.008077
907           721      3027                    0     KNGSLMNAFS        KGSLAKXG721             0.000000
907           722      3027                    0     INDINMTAFS        INMTAKZB722             0.000000
907           723      6677                    2     JUNEAU            JUNEAKBDCM0             0.011534
907           724      3027                    0     TINCITYAFS        TNCYAKZA724             0.000000
907           725      3027                    0     CPLSBRNAFS        CPLSAKZB725             0.000000
907           727      6009                          ANCHORAGE         ANCRAK02CM0             0.008077

                                   Exhibit 3
                          LEC Interstate Access Rates

NPA           NXX      OCN     Remote      Rate Band LOC NAME          SWITCH              LEC ACCESS RATE
907           728      3027                    0     TATALINAFS        TTLNAKZB728             0.000000
907           729      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077
907           730      6733                    1     WASILLA           WSLLAKXACM1             0.009601
907           731      3027                    0     SPAREHNAFS        SPRVAKZB731             0.000000
907           733      3015                    1     TALKEETNA         TLKTAKXA733             0.009601
907           734      3017                    8     CHISANA           CHSNAKXADS1             0.023131
907           735      3030                    4     PELICAN           PLCNAKXADS1             0.015400
907           736      3030                    4     TENAKEESPG        TKSPAKXADS1             0.015400
907           737      3023                    7     NAPASKIAK         NPSKAKXA737             0.021198
907           738      6677                    4     SITKA             SITKAKXADS1             0.015400
907           742      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           743      7785      x                   ANCHORAGE         ANCRAKXCRSG             0.008077
907           744      6009                          ANCHORAGE         ANCRAK02CM0             0.008077
907           745      3015                    1     PALMER            PLMRAKXADS1             0.009601
907           746      3015                    1     PALMER            PLMRAKXADS1             0.009601
907           747      3030                    4     SITKA             SITKAKXADS1             0.015400
907           748      6304                          ANCHORAGE         ANCRAKXCCM2             0.008077
907           749      3030                    4     CHIGNIK           CGNKAKXADS1             0.015400
907           751      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077
907           752      6304                    4     SITKA             SITKAKAC0MD             0.015400
907           753      3000      x             1     ELMEDRFAFB        ELMNAKXARS1             0.018240
907           754      3000      x             1     GIRDWOOD          GRWDAKXARS1             0.015853
907           755      3030                    4     KLAWOCK           KLWKAKXADS1             0.015400
907           756      6677                    8     WHITTIER          ANCRAKMWCM4             0.023131
907           757      3023                    7     KWETHLUK          KWLKAKXACG1             0.021198
907           758      3023                    7     HOOPER BAY        HPBYAKXA758             0.021198
907           761      3015                    1     PALMER            PLMRAKXADS1             0.009601
907           762      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077
907           763      3001                    8     WAINWRIGHT        WNRTAKXADS1             0.023131
907           764      6009                          ANCHORAGE         ANCRAK02CM0             0.008077
907           765      3023                    7     AKIAK             AKIKAKXA765             0.021198
907           766      3017                    8     HAINES            HANSAKXADS0             0.023131
907           767      3017                    8     KLUKWAN           KLWAAKXADS0             0.023131
907           768      3015                    1     CANTWELL          PLMRAKXADS1             0.009601
907           770      7785      x                   ANCHORAGE         ANCRAKXCRSG             0.008077
907           772      3017                    8     PETERSBURG        PTBRAKXADS0             0.023131
907           773      3005                    8     CIRCLE            CRCLAKXADS1             0.023131
907           774      3030                    4     BORDERCITY        BRCYAKXADS1             0.015400
907           775      6009                    1     PALMER            ANCRAK02CM0             0.009601
907           776      3030      x             1     NORTHKENAI        NKENAKXARS1             0.013213
907           777      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           778      3030                    4     NORTHWAY          NRWYAKXADS1             0.015400
907           779      3016                    8     GOLOVIN           GLVNAKXADS1             0.023131
907           780      3022      x             2     LEMONCREEK        JUNEAKXBRS1             0.021887
907           781      3030                    4     PTALSWORTH        PTAHAKXADS1             0.015400
907           782      3000                          ANCHORAGE         ANCRAKXSDS1             0.008077
907           783      3000      x             1     GIRDWOOD          GRWDAKXARS1             0.015853
907           784      3030                    4     YAKUTAT           YKUTAKXADS1             0.015400
907           785      3030                    4     KAKE              KAKEAKXADS1             0.015400
907           786      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077

                                   Exhibit 3
                          LEC Interstate Access Rates

NPA           NXX      OCN     Remote      Rate Band LOC NAME          SWITCH              LEC ACCESS RATE
907           787      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           788      3030                    4     ANGOON            ANGNAKXADS1             0.015400
907           789      3022      x             2     JUNEAU            JUNEAKXSRS1             0.014651
907           790      3022      x             2     JUNEAU            JUNEAKXSRS1             0.014651
907           791      3027                    0     OLIKTOK           OLKTAKXG791             0.000000
907           792      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           793      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           794      3027                    0     CPNEWENAFS        CPNWAKZB794             0.000000
907           795      3027                    0     CPRMANZAFS        CPRMAKZB795             0.000000
907           796      3022      x             2     JUNEAU            JUNEAKXSRS1             0.014651
907           797      3030                    4     PILOTPOINT        PLPTAKXADS1             0.015400
907           798      3023                    7     MINTO             MINTAKXADS1             0.021198
907           822      3006                    6     GLENNALLEN        GLALAKXA822             0.019265
907           823      3006                    6     CHITINA           CHTNAKXADS1             0.019265
907           824      3027                    0     SAG RIVER         SRCPAKZAH01             0.000000
907           825      3023                    7     AKIACHAK          AKCKAKXA825             0.021198
907           826      3017                    8     CRAIG             CRAGAKXADS1             0.023131
907           827      3023                    7     MEKORYUK          MKYKAKXA827             0.021198
907           828      3030                    4     THORNE BAY        THBYAKXADS1             0.015400
907           829      3030                    4     HUSLIA            HUSLAKXACG1             0.015400
907           830      6677                          ANCHORAGE         ANCRAKMWCM1             0.008077
907           831      6677                    6     VALDEZ            VLDZAKXACM1             0.019265
907           832      3030                    1     NENANA            NENAAKXADS1             0.009601
907           833      3001                    8     POINT LAY         PNLYAKXADS1             0.023131
907           834      3006                    6     VALDEZ            VLDZAKXA835             0.019265
907           835      3006                    6     VALDEZ            VLDZAKXA835             0.019265
907           836      3030                    4     AKHIOK            AKHKAKXADS1             0.015400
907           837      3030                    4     MESHIK            MSHKAKXADS1             0.015400
907           838      3027                    0     CHANDALAR         CHCPAKZAH01             0.000000
907           839      3030                    4     ATKA              ATKAAKXADS1             0.015400
907           840      3030                    4     CHIGNILGON        CGLGAKXADS1             0.015400
907           841      6677                    1     WASILLA           WSLLAKMCCM1             0.009601
907           842      3018                    3     DILLINGHAM        DLHMAKXADS0             0.013467
907           845      3030                    4     CHIGNIK LK        CGLKAKXADS1             0.015400
907           846      3017                    8     WHALE PASS        WPSSAKXADS1             0.023131
907           847      3030                    4     LARSEN BAY        LRBAAKXADS1             0.015400
907           848      3023                    7     CHALKYITSK        CHKYAKXADS1             0.021198
907           849      3023                    7     VENETIE           VENTAKXA849             0.021198
907           850      3030                    4     PEDRO BAY         PDBAAKXA850             0.015400
907           852      3001                    8     BARROW            BRRWAKXADS1             0.023131
907           853      3030                    4     PERRYVILLE        PYVLAKXADS1             0.015400
907           855      3027                    0     ADAK T.C.         ADAKAKZA855             0.000000
907           858      3023                    7     CHEVAK            CHVKAKXA858             0.021198
907           859      3030                    4     ST GEORGE         STGRAKXADS1             0.015400
907           860      3015                    1     EAGLERIVER        EGRVAKXA69X             0.009601
907           861      3015                    1     PALMER            PLMRAKXADS1             0.009601
907           862      3015                    1     EAGLERIVER        EGRVAKXA69X             0.009601
907           863      6733                    1     WASILLA           WSLLAKXACM1             0.009601
907           864      3015                    1     EAGLERIVER        EGRVAKXA69X             0.009601
907           866      3027                    0     EXCUSNINLT        EXINAKZAH01             0.000000

                                   Exhibit 3
                          LEC Interstate Access Rates

NPA           NXX      OCN     Remote      Rate Band LOC NAME          SWITCH              LEC ACCESS RATE
907           867      3023                    7     CHEFORNAK         CHFNAKXA867             0.021198
907           868      7785      x                   ANCHORAGE         ANCRAKXSRSG             0.008077
907           869      3030      x             1     FORTGREELY        FTGRAKXARS1             0.012058
907           870      3015                    1     EAGLERIVER        EGRVAKXA69X             0.009601
907           871      3027                    0     BLK RAPIDS        BLKRAKZAH01             0.000000
907           873      3027                    0     FORTGREELY        FTGRAKXGDS1             0.000000
907           874      3017                    8     WRANGELL          WRGLAKXADS0             0.023131
907           876      3017                    8     HEALY LAKE        HYLKAKXADS1             0.023131
907           878      6304                    8     BARROW            FRBNAKZACM1             0.023131
907           879      3027                    0     CAPE POLE         CPPLAKXVH01             0.000000
907           882      3017                    8     DOT LAKE          DTLKAKXADS1             0.023131
907           883      3017                    8     TOK               TOK AKXADS1             0.023131
907           884      6009                          ANCHORAGE         ANCRAK02CM0             0.008077
907           885      3027                    0     LENA POINT        LNPNAKZA02T             0.000000
907           886      3017                    8     METLAKATLA        MTKTAKXADS0             0.023131
907           887      3027                    0     ANCHORAGE         ANCRAKZA1PB             0.000000
907           888      3027                    0     FAIRBANKS         FRBNAKZA1PB             0.000000
907           889      3030                    4     HUGHES            HGHSAKXADS1             0.015400
907           890      3016                    8     ELIM              ELIMAKXADS1             0.023131
907           892      3015      x             1     BIG LAKE          BGLKAKXARS1             0.015523
907           895      3030                    1     DELTA JCT         DLJTAKXADS1             0.009601
907           896      3023                    7     KIPNUK            KPNKAKXA896             0.021198
907           898      3030                    4     NULATO            NULTAKXADS1             0.015400
907           899      3023                    7     KOTLIK            KTLKAKXA899             0.021198
907           921      3027                    0     P.S. 6            PSSXAKZAH01             0.000000
907           923      3016                    8     ST MICHAEL        STMCAKXADS1             0.023131
907           927      3030                    4     KOYUKUK           KYKKAKXADS1             0.015400
907           929      7785      x                   ANCHORAGE         ANCRAKXERSG             0.008077
907           932      3027                    0     KANTISHNA         ANCRAKZA04T             0.000000
907           934      3016                    8     STEBBINS          STBSAKXADS1             0.023131
907           936      3000                          ANCHORAGE         ANCRAKXNDS1             0.008077
907           943      6304                    8     DEADHORSE         FRBNAKZACM1             0.023131
907           945      3030                    4     HOONAH            HONHAKXADS1             0.015400
907           946      3017                    8     MYERSCHUCK        MYCHAKXADS1             0.023131
907           948      3019                    8     KOBUK             KOBKAKXADS1             0.023131
907           949      3023                    7     EMMONAK           EMNKAKXA949             0.021198
907           952      6677                          ANCHORAGE         ANCRAKMWCM1             0.008077
907           953      6677                    1     SOLDOTNA          SLDTAKMCCM1             0.009601
907           955      3016                    8     SHAKTOOLIK        SHKTAKXADS1             0.023131
907           957      6677                    2     JUNEAU            JUNEAKBDCM0             0.011534
907           963      3016                    8     KOYUK             KYUKAKXADS1             0.023131
907           966      3030                    4     SITKA             SITKAKXADS1             0.015400
907           967      3023                    7     GOODNEWSBY        GNBAAKXA967             0.021198
907           968      3002                    8     ALLAKAKET         ALKTAKXA968             0.023131
907           978      6677                    1     FAIRBANKS         FRBNAKHSCM1             0.009601
907           979      3023                    7     PLATINUM          PLTMAKXA979             0.021198
907           983      3017                    8     SKAGWAY           SKWYAKXADS2             0.023131
907           984      3023                    7     SAVOONGA          SVNGAKXADS1             0.021198
907           985      3023                    7     GAMBELL           GMBLAKXADS1             0.021198
907           987      3027                    0     PTMOLLER          PTMRAKXA987             0.000000

                                   Exhibit 3
                          LEC Interstate Access Rates

NPA           NXX      OCN     Remote      Rate Band LOC NAME          SWITCH              LEC ACCESS RATE
907           988      6304                    2     JUNEAU            JUNEAKTUCM1             0.011534
907           989      3030                    4     NELSONLGON        NLLGAKXADS1             0.015400
907           992      3000                          ANCHORAGE         ANCRAKXCDS1             0.008077

                                   Exhibit 4

ALASCOM, INC.                                                  SUPPLEMENT NO. 12
Manager, Tariffs                                            Tariff F.C.C. No. 11
210 East Bluff Drive, Anchorage, AK 99501
Issued:  January 7, 2004                             Effective:  January 8, 2004

                             COMMON CARRIER SERVICES

This Supplement suspends the effective date of Transmittal No. 1281 for one day, from January 1, 2004 to January 2, 2004 under authority of DA 03-4091 of the Federal Communications Commission.

This Supplement is filed in response to the Federal Communication Commission's Order Adopted December 23, 2003, Released December 23, 2003, in CC Docket No. 95-182.

ALASCOM, INC.                                                  SUPPLEMENT NO. 11
Manager, Tariffs                                            Tariff F.C.C. No. 11
210 East Bluff Drive, Anchorage, AK 99501
Issued:  November 5, 2003                           Effective:  November 6, 2003

                             COMMON CARRIER SERVICES

This Supplement suspends the effective date of Transmittal No. 1278 for one day, from October 31, 2003 to November 1, 2003 under authority of DA 03-3454 of the Federal Communications Commission.

This Supplement is filed in response to the Federal Communication Commission's Order Adopted October 30, 2003, Released October 30, 2003, in CC Docket No. 95-182.

ALASCOM, INC.                                                   SUPPLEMENT NO.10
Manager, Tariffs                                        Cancels Supplement No. 9
210 East Bluff Road, Anchorage, AK 99501 Tariff F.C.C. No. 11
Issued:  August 10, 2001                             Effective:  August 11, 2001

                             COMMON CARRIER SERVICES

D


D

This supplement cancels previous Supplement NO. 9 which was inadvertently filed in error under transmittal number 1253, filed on July 30, 2001.

N

This supplement re instates Alascom Inc. Tariff F.C.C. No.11 as it existed on July 30, 2001.

N

ALASCOM, INC.                                                    SUPPLEMENT NO.9
Manager, Taroffs                                            Tariff F.C.C. No. 11
210 East Bluff Road, Anchorage, AK 99501
Issued:  July 30, 2001                                 Effective:  July 31, 2001

                             COMMON CARRIER SERVICES

This supplement, filed pursuant to the Commission's Detariffing Order, CC Docket 96-61, 11 FCC Red 20730 (1996) and FCC Report and Order in IB Docket No. 00-202, released March 20, 2001 (the "March 20, 2001") and Rules 61.19 and 61.20 of the FCC's Rules, cancels this tariff in its entirety, effective July 31, 2001. Information regarding rates and regulations for interstate and international services are contained in the AT&T Alascom Business Communications Services Agreement and related Service Guides. This information can be found on the web at. http://www.att.com/serviceguide/business. If you need further assistance, please call your customer care center or sales representative.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                                Supplement No. 8
210 East Bluff Drive, Anchorage, AK 99501 Cancels Supplement No. 7
Issued:  December 30, 1998                         Effective:  December 31, 1998

                             COMMON CARRIER SERVICES

This Supplement suspends the effective date of Transmittal No. 993 for one day, from January 1, 1999 to January 2, 1999 under authority of DA 98-2620 of the Federal Communications Commission.

This Supplement is filed in response to the Federal Communication Commission's Order Adopted December 23, 1998, Released December 23, 1998, in CC Docket No. 95-182.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                                Supplement No. 7
210 East Bluff Drive, Anchorage, AK 99501 Cancels Supplement No. 6
Issued:  March 9, 1998                                Effective:  March 10, 1998

                             COMMON CARRIER SERVICES

This Supplement suspends the effective date of Transmittal Nos. 941 and 942 for one day, from March 4, 1998 to March 5, 1998 under authority of DA 98-429 of the Federal Communications Commission.

This Supplement is filed in response to the Federal Communication Commission's Order Adopted March 3, 1998, Released March 3, 1998 in CC Docket No. 95-182.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                                Supplement No. 6
210 East Bluff Drive, Anchorage, AK 99501  Cancels Supplement No. 5
Issued:  March 18, 1997                               Effective:  March 19, 1997

                             COMMON CARRIER SERVICES

This Supplement suspends the effective date of Transmittal No. 852 for one day, from March 15, 1997 to March 16, 1997 under authority of DA 97-554 of the Federal Communications Commission.

This Supplement is filed in response to the Federal Communication Commission's Order Adopted March 14, 1997, Released March 14, 1997 in CC Docket No. 95-182.

ALASCOM, INC.                                                   SUPPLEMENT NO. 5
Manager, Tariffs                                        Cancels Supplement No. 4
210 East Bluff Drive, Anchorage, AK 99501    Tariff F.C.C. No. 11
Issued:  February 13, 1997                         Effective:  February 14, 1997

                             COMMON CARRIER SERVICES

This supplement, filed at the direction of the Common Carrier Bureau by letter dated February 12, 1997, further defers the effective date of material relative to Alascom's Common Carrier Services Tariff which was originally filed under Transmittal No. 852 from February 13, 1997 to March 15, 1997, under authority of Special Permission No. 97-0053.

Alascom, Inc.                                                   SUPPLEMENT NO. 4
Manager, Tariffs
210 East Bluff Drive, Anchorage, AK 99501    Tariff F.C.C. No. 11
Issued:  January 8, 1997                             Effective:  January 9, 1997

                            Common Carrier Services.

This supplement, filed at the direction of the Common Carrier Bureau by letter dated December 27, 1996, defers the effective date of material relative to Alascom's Common Carrier Tariff which was originally filed under Transmittal No. 852 from January 1, 1997 to February 13, 1997, under authority of Special Permission No. 96-0846.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                                Supplement No. 3
210 East Bluff Drive, Anchorage, AK 99501
Issued:  March 28, 1996                               Effective:  March 29, 1996

                             COMMON CARRIER SERVICES

This Supplement suspends the effective date of Transmittal No. 807 for one day, from March 24, 1996 to March 25, 1996 under authority of DA 96-404 of the Federal Communications Commission.

This Supplement is filed in response to the Federal Communication Commission's Order Adopted March 22, 1996, Released March 22, 1996 in CC Docket No. 95-182.

ALASCOM, INC.                                                TARIFF F.C.C. NO. 2
Manager, Tariffs
210 East Bluff Drive, Anchorage, AK 99501    Tariff F.C.C. No. 11
Issued:  March 15, 1996                               Effective:  March 17, 1996


                             COMMON CARRIER SERVICES

This supplement, filed at the direction of the Common Carrier Bureau by letter dated March 15, 1996, defers the effective date of material relative to revisions to Alascom Common Carrier Services Tariff F.C.C. No. 11, in compliance with the requirements of the Chief, Tariff Division which was originally filed under Transmittal No. 807, from March 17, 1996 to March 24, 1996, under authority of Special Permission No. 96-0285.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                                Supplement No. 1
210 East Bluff Road, Anchorage, AK 99501
Issued:  January 16, 1996                           Effective:  January 17, 1996

                             COMMON CARRIER SERVICES

Under authority of DA 95-2479 of the Federal Communications Commission, this supplement advances the effective date of Alascom, Inc. Tariff F.C.C. No. 11, Common Carrier Services, from January 1, 1996 to December 31, 1995 and, by Order of the Commission, suspends the effective date of Alascom, Inc. Tariff F.C.C. No. 11 to January 1, 1996.

Alascom, Inc. Tariff F.C.C. 11, Common Carrier Services, was filed under Transmittal No. 790 on September 22, 1995, with a scheduled effective date of January 1, 1996, in compliance with the Federal Communications Commission's rulings in CC Docket 83-1376. Alascom, Inc. subsequently filed revisions to Tariff F.C.C. No. 11 under Transmittal No. 797 on December 14, 1995 scheduled to become effective January 1, 1996. The Commission in its Order Adopted December 14, 1995, Released December 14, 1995 in CC Docket No. 95-182, has required Alascom, Inc. to advance the effective of Tariff F.C.C. No. 11 to December 31, 1995, has suspended the effective date of Tariff F.C.C. No. 11, Transmittal Nos. 790 and 797, for one day, until January 1, 1996, has initiated an investigation of these Transmittals and has required Alascom, Inc. to keep accurate account of all amounts received by reason of the rates that are the subject of its investigation.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                          4th Revised Title Page
210 East Bluff Road, Anchorage, AK 99502 Cancels 3rd Revised Title Page
Issued:  August 10, 2001                             Effective:  August 11, 2001


                             COMMON CARRIER SERVICES

                                   TITLE PAGE

Applying to the provision of Common Carrier Services for use by interexchange carriers in furnishing their interstate service to or from Alaska. Common Carrier Services provide interstate interexchange transport and switching between points of interconnection with Common Carriers in Alaska and Alascom designated points in Alaska or the Continental United States (CONUS).

Common Carrier Services are provided by means of wire, fiber optics, radio, satellite or any suitable technology or combination of technologies.

D

D

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                                 Original Page 2
210 East Bluff Road, Anchorage, AK 99502
Issued:  September 22, 1995                          Effective:  January 1, 1996

                             COMMON CARRIER SERVICES

                               CONCURRING CARRIERS
                             No Concurring Carriers

                               CONNECTING CARRIERS
                             No Connecting Carriers

                          OTHER PARTICIPATING CARRIERS
                         No Other Participating Carriers

                             EXPLANATION OF SYMBOLS

The following symbols shall be used in this tariff for the purpose indicated below:


C To signify changed regulation or rate structure.
D To signify discontinued material.
I To signify a increased rate.
M To signify a move in the location of text.
N To signify a new rate or regulation
R To signify a reduced rate.
S To signify reissued material.
T To signify a change in text but no change in rate or regulation. Z To signify a correction

Other marginal codes are used to direct the tariff reader to a footnote for specific information. Codes used for this purpose are lower case letters of the alphabet, e.g., x, y and z. These codes may appear beside the page revision number in the page header or in the right margin opposite specific text.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                              5th Revised Page 3
210 East Bluff Road, Anchorage, AK 99501  Cancels 4th Revised Page 3
Issued:  January 28, 1998                           Effective:  January 29, 1998

                             COMMON CARRIER SERVICES

                                TABLE OF CONTENTS

                                                                    Page

SECTION 1 -- APPLICATION of TARIFF                                   6

SECTION 2 -- GENERAL REGULATIONS
2.1.  UNDERTAKING OF THE COMPANY                                     8
             2.1.1.  Scope                                           8
             2.1.2.  Transfer or Assignment                          8
             2.1.3.  Liability of the Company                        9
             2.1.4.  Transmission Medium                            10
             2.1.5.  Through Transmission of Signals                10
             2.1.6.  Provision of Customer Equipment                10
                       and Communications Systems
             2.1.7. Availability                                    10
             2.1.8. Minimum Quality of Service Standards            10
       2.2.  USE                                                    11
             2.2.1.  General                                        11
             2.2.2.  Non-Voice Transmission                         11
             2.2.3   Abuse                                          11
             2.2.4   Fraudulent Use                                 11
             2.2.5.  Unlawful Use                                   11

       2.3.  LIABILITY OF THE CUSTOMER                              11
       2.4.  CUSTOMER DEPOSITS AND ADVANCE PAYMENTS                 12
       2.5.  PAYMENT ARRANGEMENTS                                   12.1
             2.5.1. Payment for Service                             12.1
             2.5.2. Notice to Company for Cancellation of Service   12.1
             2.5.3. Discontinuance of Service                       12.1
             2.5.4. Minimum and Fractional Rates and Charges        12.1
             2.5.5. Cancellation of Application for Service         12.2
             2.5.6. Service Rearrangements                          12.2
             2.5.7. Allowance for Interruption                      12.3
       2.6.  APPLICATION OF RATES                                   13
             2.6.1.  Charges Based on Duration of Use               13
             2.6.2.  Monthly Recurring Charges                      13
             2.6.3.  Nonrecurring Charge                            13
       2.7.  VIOLATION OF REGULATIONS                               13.1
             2.7.1. General                                         13.1
             2.7.2. Interference, Impairment or Improper Use        13.1
             2.7.3. Nonpayment of Charges                           13.2
             2.7.4. Fraud or Abuse                                  13.2
             2.7.5. Minimum Protection Criteria                     13.2
             2.7.6. Connection to a Customer-provided
                    Communications System or to Services Provided
                    By Others                                       13.4
       2.8. DEFINITIONS                                             14

SECTION 3 -- ORDERING OF COMMON CARRIER SERVICES

         3.1.  GENERAL                                              16
             3.1.1. Ordering Conditions                             16

Dx

x   Issued on not less than one day's notice under authority of Special
Permission No.98-0027

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                              3rd Revised Page 4
210 East Bluff Road, Anchorage, AK 99501  Cancels 2nd Revised Page 4
Issued:  November 15, 1996                           Effective:  January 1, 1997

                             COMMON CARRIER SERVICES

                                TABLE OF CONTENTS

                                                                    Page

SECTION 4 --  PROVISION OF COMMON CARRIER SERVICE

         4.1.  GENERAL                                              18
               4.1.1.  Manner of Provision                          18
               4.1.2.  Rate Elements                                18
         4.2. SUPERVISORY SIGNALING                                 19
         4.3. COMMUNITY OF INTEREST/SHORT DURATION
               MASS CALLING REQUIREMENTS                            19
         4.4.  DESIGN OF SWITCHED COMMON CARRIER SERVICES           19
         4.5.  RATE REGULATIONS                                     19
         4.5.1.Description and Application of Rates                 20
         4.5.2.Measuring
               Common Carrier Minutes of Use                        20
         4.6.  RATES                                                21
               4.6.1.  Transport and Switching                      21
               4.6.2.  Channel Arrangements                         21
               4.6.3.  Service Order Charge                         21
               4.6.4.  Expedite Charge                              21.1
         4.7.  BUSH AND NON-BUSH LOCATIONS                          22
               4.7.1.  Non-Bush Locations                           22
               4.7.2.  Bush Locations                               22
         4.8.  ALASCOM Switching Center                             22
C
         4.8.1.Within Alaska                                        22
D
         4.9.  ALASCOM Point of Interconnection in Conus            22
N

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                                 Original Page 5
210 East Bluff Road, Anchorage, AK 99502
Issued:  September 22, 1995                          Effective:  January 1, 1996




















                             COMMON CARRIER SERVICES

                                    SECTION 1

                              APPLICATION OF TARIFF

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                                 Original Page 6
210 East Bluff Road, Anchorage, AK 99502
Issued:  September 22, 1995                          Effective:  January 1, 1996

                             COMMON CARRIER SERVICES

                       SECTION 1 -- APPLICATION OF TARIFF

This Tariff contains regulations, rates and charges applicable to the provision of Common Carrier Services hereinafter referred to collectively as services provided by Alascom, Inc. hereinafter referred to as the Company, to interexchange common carriers connected to this Company, hereafter referred to as the Customer or Customers.

The provision of such services by the Company as set forth in this Tariff does not constitute a joint undertaking with the Customer for the furnishing of any service.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                                 Original Page 7
210 East Bluff Road, Anchorage, AK 99502
Issued:  September 22, 1995                          Effective:  January 1, 1996




















                             COMMON CARRIER SERVICES

                                    SECTION 2

                               GENERAL REGULATIONS

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                              1st Revised Page 8
210 East Bluff Road, Anchorage, AK 99501    Cancels Original Page 8
Issued:  December 14, 1995                           Effective:  January 1, 1996

** All material on this page is reissued except as otherwise noted. **

COMMON CARRIER SERVICES

SECTION 2 -- GENERAL REGULATIONS

2.1.  UNDERTAKING OF THE COMPANY

2.1.1.  Scope

 A. The Company does not undertake to transmit messages under this tariff.

 B. The Company shall be responsible only for the installation, operation and maintenance of the services it provides.

Dx
Dx




Tx

 C. Services are provided 24 hours daily, seven days per week.

Dx
Dx




Tx

 D. Common Carrier Services is furnished for the transmission of voice grade communications but may also be used for data, facsimile, signaling, metering, or other similar communications, subject to the transmission capabilities of the service.

Cx

2.1.2.  Transfer or Assignment -




Dx
Dx







The Customer may not assign, or transfer in any manner, the service or any rights associated with the service without the written consent of the Company. The Company will permit a Customer to transfer its existing service to another entity if the existing Customer has paid all charges owed to the Company for the tariffed service it provides to the Customer. Such a transfer will be treated as a disconnection of existing service and installation of new service.















Certain material previously found on this page can now be found on Original Page 11.1.
Material filed under Transmittal No. 790 is scheduled to become effective on January 1, 1996.
x Issued to become effective January 1, 1996 under authority of Special Permission No. 95-1696.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                              2nd Revised Page 9
210 East Bluff Road, Anchorage, AK 99501  Cancels 1st Revised Page 9
Issued:  February 1, 1996                             Effective:  March 17, 1996

                             COMMON CARRIER SERVICES

2.1.3.  Liability of the Company

 A. The Company's liability, if any, for its willful misconduct is not limited by this tariff. With respect to any other claim or suit, by a Customer or by any others, for damages associated with the installation, provision, termination, maintenance, repair or restoration of Common Carrier Services, and subject to the provisions of B. through G. following, the Company's liability, if any, shall not exceed an amount equal to the charge for one minute of use of the Transport and Switching rate elements contained in this tariff. This liability for damages shall be in addition to any amounts that may otherwise be due the Customer under this tariff as a Credit Allowance for Interruptions (see Allowance for Interruption Section 2.5.7. following).
C
..

 B. The Company is not liable for damages associated with service, channels, or equipment which it does not furnish.
..
C
 C. The Company is not liable for damages to a premises resulting from the furnishing of Common Carrier Services, including the installation and removal of equipment and associated wiring, unless the damage is caused by the Company's negligence.

 D. The Company shall be indemnified, defended, and held harmless by the Customer against all claims, losses, or damages arising from the use of the Common Carrier Services furnished pursuant to this tariff, involving:

  1. Claims for libel, slander, invasion of privacy, or infringement of copyright arising from any communication;

  2. Claims for patent infringement arising from combining or using Common Carrier Services furnished by the Company in connection with facilities or equipment furnished by others; or

  3. All other claims arising out of any act or omission of others relating to the Common Carrier Services provided pursuant to this tariff.

 E. The Company does not guarantee or make any warranty with respect to Common Carrier Services when used in an explosive atmosphere. The Company shall be indemnified, defended, and held harmless by the Customer against all claims, losses or damages by any person relating to the Common Carrier Services provided pursuant to this tariff when used in an explosive atmosphere.

 F. No license under patents (other than the limited license to use) is granted by the Company or shall be implied or arise by estoppel, with respect to any service offered under this tariff. The Company will defend the Customer against claims of patent infringement arising solely from the use by the Customer of the Common Carrier Services offered under this tariff and will indemnify such Customer for any damages awarded based solely on such claims.

 G. The Company's failure to provide or maintain service under this tariff shall be excused by labor difficulties, governmental orders, civil commotions, acts of God, and other circumstances beyond the Company's reasonable control, subject to the Allowance for Interruptions provisions of this tariff.
C
C

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                             3rd Revised Page 10
210 East Bluff Road, Anchorage, AK 99501  Cancels 2nd Revised Page 10
Issued:  January 8, 1998                             Effective:  January 9, 1998

                             COMMON CARRIER SERVICES

2.1.4. Transmission Medium - The Company selects and/or arranges for the channels and/or service components used to provide Common Carrier Services. Any suitable technology or combination of technologies may be used by the Company for the provision of Common Carrier Services.

2.1.5. Through Transmission of Signals - The Company is responsible for the provision of Common Carrier Services between the points specified in Section
4.1. following.

2.1.6. Provision of Customer Equipment and Communications Systems - Customer equipment may be used with Common Carrier Services. The Company does not provide customer equipment.

The operating characteristics of the Customer equipment or Customer-provided communications system connected to Common Carrier Services must not interfere with, or impair, any of the services offered by this Company. In addition, they must not endanger the safety of Company employees or the public, damage or interfere with the proper functioning of Company equipment, or otherwise injure the public in its use of Common Carrier Services .


2.1.7. Availability - Service is furnished subject to the availability of the service components required. The Company will determine which of those components shall be used and make modifications to those components at its option.


Sx

2.1.8. Minimum Quality of Service Standards - The Company shall provide Common Carrier Service through the use of its network and switching equipment at or above the quality of service standards set forth below. Adherence to these standards is measured on the basis of a 12 month rolling average. The Company assumes no liability for the service levels or standards of the Customer's network and switching equipment or for the network of any intermediate carrier or local exchange carrier.


Sx

      A. Transport - Common Carrier Service shall be transported over the Company's network using trunking standards no less than the following:

           1.  Intertoll Trunking Availability          98.0%

           2.  Toll Connecting Trunking Availability    99.0%

      B. Switching - The Company shall perform the switching of Common Carrier Service using a minimum standard for effective switch attempts of no less than 99.0%.









x Material filed under Transmittal No. 921 is suspended to January 2, 1998 under authority of Commission Order No. DA 97-2727.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                             1st Revised Page 11
210 East Bluff Road, Anchorage, AK 99501   Cancels Original Page 11
Issued:  December 14, 1995                           Effective:  January 1, 1996

** All material on this page is reissued except as otherwise noted. **

COMMON CARRIER SERVICES

2.2.  USE

2.2.1. General - Common Carrier Services may be used for any lawful purpose consistent with the transmission and switching parameters of the telecommunications network. Common Carrier Service is furnished for use by the Customer.
Cx
...


2.2.2. Non-Voice Transmission - Common Carrier Services may be used for non-voice transmission.

2.2.3. Abuse - The abuse of Common Carrier Services is prohibited. The following activities constitute abuse:

 A. Using Common Carrier Services to make calls which might reasonably be expected to frighten, abuse, torment, or harass another, or

 B. Using Common Carrier Services in such a way that it interferes unreasonably with the use of the service by others.

2.2.4. Fraudulent Use - The fraudulent use of, or the intended or attempted fraudulent use of, Common Carrier Service is prohibited. The following activities constitute fraudulent use:

 A. Using Common Carrier Services to transmit a message, locate a person, or otherwise give or obtain information, without payment for the service,

 B. Using or attempting to use Common Carrier Services with the intent to avoid the payment, either in whole or in part, of any of the Company's tariffed charges by:

  1. Rearranging, tampering with, or making connections not authorized by this tariff to any service components used to furnish Common Carrier Services , or

  2. Using fraudulent means or devices, tricks, schemes, false or invalid numbers, false credit devices, or electronic devices.

 C. 800 callers using Common Carrier Services with the intent of gaining access to a Common Carrier Services Customer's outbound calling capabilities on an unauthorized basis.


 D. Using fraudulent means or devices, tricks, schemes, false or invalid numbers, false credit devices or electronic devices to defraud or mislead callers.

...
Cx









Certain material previously found on this page can now be found on Page 11.1. Material filed under Transmittal No. 790 is scheduled to become effective on January 1, 1996.
x Issued to become effective January 1, 1996 under authority of Special Permission No. 95-1696.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                              Original Page 11.1
210 East Bluff Road, Anchorage, AK 99501
Issued:  December 14, 1995                           Effective:  January 1, 1996

** All material on this page is reissued except as otherwise noted. **

COMMON CARRIER SERVICES



2.2.5. Unlawful Use - The service provided under this tariff shall not be used for an unlawful purpose.

Tx
...
Mx
The services the Company offers shall not be used for any use for which the Customer has not obtained all required governmental approvals, authorization, licenses, consents and permits.
...
Mx

Mx
...
2.3.  LIABILITY OF THE CUSTOMER

The Customer will be liable for damages to the facilities of the Company caused by negligence or willful acts of officers, employees, agents or contractors of the Customer where such negligence or willful act is not the direct result of the Company's negligence.
...
Mx





Certain material on this page formerly appeared on Page 11.
Certain material on this page formerly appeared on Original Page 8.
Material filed under Transmittal No. 790 is scheduled to become effective on January 1, 1996.
x Issued to become effective January 1, 1996 under authority of Special Permission No. 95-1696.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                             1st Revised Page 12
210 East Bluff Road, Anchorage, AK 99501   Cancels Original Page 12
Issued:  December 14, 1995                           Effective:  January 1, 1996

** All material on this page is reissued except as otherwise noted. **

COMMON CARRIER SERVICES

Dx
...



...
Dx




2.4.  CUSTOMER DEPOSITS AND ADVANCE PAYMENTS
Tx


2.4.1. Deposits - The following deposit provisions are applicable to Common Carrier Services :
Cx
...

 A. The Company will require only a Customer who has a proven history of late payments to the Company or whose financial responsibility is not a matter of record to make a deposit to be held as a guarantee for the payment of charges. A deposit does not relieve the Customer of the responsibility for the prompt payment of bills on presentation. In lieu of a cash deposit, the Company will accept, as a deposit, Bank Letters of Credit and Surety Bonds.


  1. Deposit Amount - The deposit for Common Carrier Services will not exceed an amount equal to three times the estimated average monthly usage charges.

  2. Interest on a Cash Deposit - Interest will be paid to a Customer for the period that a cash deposit is held by the Company. The interest rate used will be simple interest at the rate of six percent annually.

  3. Return of a Deposit - Any deposit collected will be credited to a Customer's account, when the Customer has established credit, or when the Customer has established a prompt payment record with the Company for one year. When the service for which the deposit has been required is discontinued, the deposit is applied to the final bill and any credit balance is refunded to the Customer with applicable interest accrued.

...
Cx






Material filed under Transmittal No. 790 is scheduled to become effective on January 1, 1996.
x Issued to become effective January 1, 1996 under authority of Special Permission No. 95-1696.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                             Original Page 12.1
210 East Bluff Road, Anchorage, AK 99501
Issued:  February 1, 1996                             Effective:  March 17, 1996

COMMON CARRIER SERVICES

M
..
2.5.  PAYMENT ARRANGEMENTS


2.5.1. Payment for Service - The Customer is responsible for payment of all charges for services furnished by the Company. Bills are due and payable upon receipt. Common Carrier Services may be denied for nonpayment of a bill. The Company may deny and/or restrict Common Carrier Services for nonpayment of charges due. A written notice will be sent to the Customer at least five days in advance of the restriction and/or denial of Common Carrier Services. Upon payment of charges the restriction and/or denial of Common Carrier Services will be removed.
..
M
2.5.2. Notice to Company for Termination of Service - Customers, desiring to terminate service shall provide Company thirty (30) days written notice of desire to terminate service.
T
M
M
N
..
2.5.3. Discontinuance of Service - When a Customer requests discontinuance of Common Carrier Service, recurring charges will apply for a period of ten business days after notification or until the requested discontinuation date, whichever is longer. The charges will continue to apply whether or not the Customer continues to use the service.

2.5.4. Minimum and Fractional Rates and Charges - Except as noted following, the minimum period for which service is furnished is one month.

When rates are on a monthly basis, the minimum charge is for one month. When service does not begin on the first day of a monthly billing period, or end on the last day of a monthly billing period, the charge for the fractional part of the monthly billing period during which service is furnished will be a proportionate part of the monthly charge based on the ratio of the number of days in such beginning or concluding fractional monthly billing period to 30 days. For example, the pro rata billing for a partial monthly billing period from January 22 through January 31 is 10 thirtieths or one-third of the monthly charge. For this purpose every monthly billing period is considered to have 30 days.

When rates involve a fraction of a cent, the fraction is carried throughout the computation of the charge. When the computed charge includes a fraction of a cent, a fraction of one-half cent or more is treated as one cent and a fraction of less than one-half cent is disregarded.
..
N




Certain material on this page formerly appeared on Page 13.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                           1st Revised Page 12.2
210 East Bluff Drive, Anchorage, AK 99501 Cancels Original Page 12.2
Issued:  October 2, 1998                             Effective:  January 1, 1999

COMMON CARRIER SERVICES

2.5.  PAYMENT ARRANGEMENTS  (continued)

2.5.5. Cancellation of Application for Service - When an application for service is cancelled by the customer prior to the start of installation of facilities, no charge applies.

When installation of facilities has been started prior to the cancellation, the charge specified in (a) or (b) following, whichever is lower, applies.

         (a) A charge equal to the estimated costs incurred in such installation, less estimated net salvage, such estimated costs incurred to include the cost of unsalvaged equipment and materials specifically provided or used plus the cost of installing, including engineering, supply expense, labor and supervision, and any other disbursements resulting from the installation and removal work.

         (b) The charge for the minimum period of service, including the installation charge.
C
Installation of channel facilities or equipment is considered to have started when the Company incurs any expense in connection therewith or in preparation therefore which would not otherwise have been incurred, provided the Customer has advised the Company to proceed with the installation.

2.5.6. Service Rearrangements - All changes to existing services will be treated as a discontinuance of the existing service and an installation of a new service. The nonrecurring charges described in Section 4.6 following will apply for this work activity.

Administrative changes will be made without charge(s) to the Customer. Administrative changes are as follows:

- Change of Customer name, - Change of Customer premises address,
C
- Change in billing data (name, address, or contact name or telephone number),
- Change of agency authorization,
- Change of Customer circuit identification,
- Change of billing account number,
- Change of Customer test line number,
- Change of Customer contact name or telephone number,
- Change of implementation contact name or telephone number, or
- Change of design contact name or telephone number,
- Change of jurisdiction.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                              Original Page 12.3
210 East Bluff Drive, Anchorage, AK 99501
Issued:  February 1, 1996                             Effective:  March 17, 1996

** All material on this page is new. **

COMMON CARRIER SERVICES

2.5.  PAYMENT ARRANGEMENTS  (continued)

2.5.7. Allowance for Interruption - When service is interrupted, credit allowance is made as set forth in (a), (b) and (c) below and in (2) and (3) following except as otherwise provided in 6.2.4(J)(2)(b), for the portion of the service which is affected. For the purpose of determining the amount of allowance, every month is considered to have 30 days.

A credit allowance will be given when service is interrupted, except as specified in (i) following. An interruption period begins when the Customer reports the interruption and releases the service for testing and repair. An interruption period ends when the service is operative. If the Customer reports service to be inoperative but declines to release it for testing and repair, it is considered to be impaired, but not interrupted.

When Common Carrier Service is interrupted, the Customer will receive a credit allowance for that portion of the service provided by the Company which is affected.

        (i) Credit allowance does not apply for:

               (A) Interruptions caused by the negligence of the Customer, or others authorized by the Customer to use the customer's service

               (B) Interruptions of service because of the failure of equipment or systems not provided by the Company.

               (C) Periods when the Customer elects not to release the service for testing and/or repair and continues to use it on an impaired basis.

               (D) Interruptions during any period when the Customer or User has released the Common Carrier Service for maintenance or rearrangement purposes, or for the implementation of a Customer order,

               (E) Interruptions which continue because of the Customer's failure to authorize replacement of any element of special construction. The period for which credit is not allowed, begins on the seventh day after the Customer receives the Company's written notification of the need for such replacement. It ends on the day after receipt of the Customer's written authorization for such replacement,

               (F) Interruptions caused by the failure of other services provided by this Company which are connected by the Customer or authorized user,

        (ii) Use of Another Means of Communication - If the Customer elects to use another means of communications (e.g., LDMTS or WATS) during the period that a service is interrupted, it must pay the tariffed rate for the alternative service used.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                              Original Page 12.4
210 East Bluff Drive, Anchorage, AK 99501
Issued:  February 1, 1996                             Effective:  March 17, 1996

** All material on this page is new. **

COMMON CARRIER SERVICES

2.5.7.  Allowance for Interruption  (continued)

Calculation of Credit Allowances - Credit allowances for interruptions to Common Carrier Service are determined as set forth in (iv)(A) following. For calculating credit allowances on monthly service, every month is considered to have 30 days.

                  (A) Calculate the Average Value for one full day by dividing the monthly rate by 30 days.

                  (B) Multiply the Average Value for one day by the interruption period to be credited (see Calculation Table) in order to determine the credit.

                                       Example:  A one hour interruption occurs.

                         Total monthly charge = $22,700

                                       Average Value for
                                       one full day = $22,700 = $756.67
                                                      -------
                                                        30

                                       Amount credited = $756.67 x 1/10 = $75.67

                  (C) Calculation Table - The following table is used for calculating credit allowances for interruptions to
                         1.544 Mbps Private Line Service provided on a monthly basis.

                         (i)  Interruptions of 24 Hours or Less

                                                             Interruption Period
                                     Length of Interruption    to be Credited
                                     ----------------------  -------------------
                                     Less than 30 minutes          None
                                     30 minutes up to, but
                                       not including 3 hours     1/10 day
                                     3 hours up to, but not
                                       including 6 hours         1/5 day
                                     6 hours up to, but not
                                       including 9 hours         2/5 day
                                     9 hours up to, but not
                                       including   12 hours      3/5 day
                                     12 hours up to, but not
                                       including 15 hours        4/5 day
                                     15 hours up to 24 hours
                                       inclusive                 One Day

                                 Two or more interruptions of 30 minutes or more, during any period up to but not including 3 hours, shall be considered as one interruption.

                         (ii)  Interruptions over 24 Hours

                                     Interruptions over 24 hours will be
                                     credited 1/5 day for each 3 hour period or fraction thereof. No more than one full day's credit will be allowed for any period of 24 hours.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                             3rd Revised Page 13
210 East Bluff Drive, Anchorage, AK 99501 Cancels 2nd Revised Page 13
Issued:  November 15, 1996                           Effective:  January 1, 1997

COMMON CARRIER SERVICES

2.6.  APPLICATION OF RATES

The regulations set forth in this section govern the application of rates for services contained in Section 4 of this tariff. Common Carrier Services contain charges based on duration of use, monthly recurring and nonrecurring charges.


T

2.6.1. Charges Based on Duration of Use - Customer traffic will be measured by the Company at the Company switching center. Originating and terminating calls will be measured by the Company to determine the basis for computing chargeable minutes, as set forth in Section 4. following.

2.6.2. Monthly Recurring Charge - Monthly Recurring Charges apply each month whether or not the Customer incurs any charges based on duration of use. When the billing date and the date that Common Carrier Services is started, changed or discontinued do not coincide, charges which are based upon monthly rates will be adjusted to reflect the fractional part of the month service is provided, as specified in 2.5.4. preceding.

2.6.3. Nonrecurring Charges - Nonrecurring charges apply to ordering, installation and rearrangement of Common Carrier Services.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                              Original Page 13.1
210 East Bluff Road, Anchorage, AK 99501
Issued:  December 14, 1995                           Effective:  January 1, 1996

Nx

2.7.  VIOLATION OF REGULATIONS

Nx
...

2.7.1. General - The Company may take immediate action to protect its services or interests when certain regulations contained in this tariff are violated. The specific regulations involved and the action(s) which will be taken by this Company are as specified in 2.7.2, 2.7.3 and 2.7.4 following.

2.7.2. Interference, Impairment or Improper Use - The Company may temporarily restrict service immediately when a Customer violation results in any of the following:

  - subjects Company or non-Company personnel to hazardous conditions as specified in Section 2.1.6.(Provision of Customer Equipment and Systems) preceding,

  - circumvents the Company's ability to charge for its services as specified in Section 2.2.4. (Fraudulent Use) preceding, or

  - results in an immediate harm to the Common Carrier Services network or other Company services as specified in Section 2.7.5 (Minimum Protection Criteria).

In such cases, the Company will make a reasonable effort to give the Customer prior notice before restricting service.

If a Customer fails to comply with Section 2.2. (Use), 2.1.6.(Provision of Customer Equipment and Systems), 2.7.6.A (Answer Supervision), 2.7.6.B. (Customer-provided Communications System Failures), and 2.7.5 (Minimum Protection Criteria) preceding the Company may, on ten days written notice by certified U.S. Mail to the Customer deny requests for additional service and/or restrict service to the non-complying Customer. If the Company does not deny or restrict the service involved on the date of the ten days notice, and the Customer non-compliance continues, nothing contained herein shall preclude the Company's right to deny or restrict the service without further notice.

When a violation results in a denial for additional service and/or restriction of service, the denial and/or restriction will be removed when the Customer is in compliance with the regulation and so advises the Company.

The characteristics and methods of operation of any circuits, facilities or equipment provided by other than the Company and associated with the services under this tariff shall not interfere with or impair service over any facilities of the Company, its affiliated companies, or its connecting and concurring carriers involved in its services, cause damage to their plant, impair the privacy of any communications carried over their facilities or create hazards to the employees of any of them or the public.
...
Nx


x Issued to become effective January 1, 1996 under authority of Special Permission No. 95-1696.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                              Original Page 13.2
210 East Bluff Road, Anchorage, AK 99501
Issued:  December 14, 1995                           Effective:  January 1, 1996

                             COMMON CARRIER SERVICES

Nx

2.7.  VIOLATION OF REGULATIONS (continued)

Nx
...

2.7.3. Nonpayment of Charges - The Company may deny and/or restrict Common Carrier Services for nonpayment of charges due as specified in Section 2.5.1. (Payment for Service) preceding. A written notice will be sent to the Customer at least five days in advance of the restriction and/or denial of Common Carrier Services. Upon payment of charges the restriction and/or denial of Common Carrier Services will be removed.

2.7.4. Fraud or Abuse - In any instance in which Alascom Inc. determines that a Customer is operating an Alascom Inc. service in violation of Section 2.2.4. of this Tariff, Alascom Inc. may, immediately and upon written notice to the Customer, and without incurring any liability except for willful misconduct, restrict, suspend or discontinue providing the service. Alascom Inc. may upon direction of the F.C.C., other government agencies, law enforcement officials or the courts, immediately and upon written notice to the Customer, and without incurring any liability except for willful misconduct, restrict, suspend or discontinue providing service which is being operated in violation of Section
2.2.4. of this Tariff.

2.7.5.  Minimum Protection Criteria

 A. General - Minimum Protection Criteria have been specified so that Company personnel, equipment, and services will be protected from the harmful effects of signal power overload, hazardous voltages and longitudinal imbalance. Minimum Protection Criteria apply to the direct electrical and Customer-provided communications systems to Common Carrier Services.

 B. Connections - Customer-provided communications systems which are connected to Common Carrier Services on a direct electrical basis must comply with the following:

  1. To protect other Company services, it is necessary that the signal which is applied meets the following limits:

   (a)  Metallic Voltage

     I.  4 kHz to 270 kHz

                                                                 Metallic
Center Frequency (f)           Maximum Voltage in                Terminating
of 8 kHz Band                    All 8 kHz Bands                 Impedance
--------------------         -----------------------             -----------
  8 kHz to 12 kHz            - (6.4+12.6 log f) dBV*             300 ohms
 12 kHz to 90 kHz              (23 - 40 log f) dBV               135 ohms
 90 kHz to 266 kHz                 - 55 dBV                      135 ohms

*dBV = 20 log10 voltage in volts

    II. The root-mean-square (RMS) value of the metallic voltage components in the frequency range of 270 kHz to 6 MHz shall, averaged over 2 microseconds, not exceed -15 dBV. This limitation applies with a metallic termination having an impedance of 135 ohms.
...
Nx


x Issued to become effective January 1, 1996 under authority of Special Permission No. 95-1696.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                              Original Page 13.3
210 East Bluff Road, Anchorage, AK 99501
Issued:  December 14, 1995                           Effective:  January 1, 1996

                             COMMON CARRIER SERVICES

Nx

2.7.5.B.  Connections (continued)

Nx
...

   (b)  Longitudinal Voltage

     I.  4 kHz to 270 kHz


                                                             Longitudinal
Center Frequency (f)          Maximum Voltage in             Terminating
of 8 kHz Band                   All 8 kHz Bands              Impedance
--------------------         --------------------            -----------

  8 kHz to 12 kHz            -(18.4+20 log f) dBV*              500 ohms
 12 kHz to 42 kHz             (3  - 40 log f) dBV               90 ohms
 42 kHz to 266 kHz           - 62 dBV                           90 ohms

*dBV = 20 log10 voltage in volts

    II. The root-mean-square (RMS) value of the longitudinal voltage components in the frequency range of 270 kHz to 6 MHz shall, averaged over 2 microseconds, not exceed -30 dBV. This limitation applies with a longitudinal termination having an impedance of 90 ohms.

  2. To prevent the interruption or disconnection of a Common Carrier Services call, it is necessary that the signal power applied be limited. Specifically, the signal shall at no time have energy concentrated solely in the 2450 to 2750 Hz band. If there is signal power in the 2450 to 2750 Hz band, it must not exceed the power present at the same time in the 800 to 2450 Hz band.

 C. Direct Electrical Connections - In addition to the regulations in B. preceding, Customer-provided communications systems which are connected to Common Carrier Services on a direct electrical basis must comply with the following:

To prevent excessive noise and crosstalk, it is necessary that the power of the signal presented at the serving office not exceed 12dB below one milliwatt when measured over any three second interval. To insure that this limit is not exceeded, the power of the signal which may be applied by the Customer-provided communications system in no case shall exceed one milliwatt.
...
Nx



x Issued to become effective January 1, 1996 under authority of Special Permission No. 95-1696.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                              Original Page 13.4
210 East Bluff Road, Anchorage, AK 99501
Issued:  December 14, 1995                           Effective:  January 1, 1996

COMMON CARRIER SERVICES

Nx
...

2.7.6. Connection to a Customer-provided Communications System or to Service(s) Provided by Others - Any system or service connected to a Common Carrier Services offering must be operated and maintained so it will work satisfactorily with the Common Carrier Services . Connections to Common Carrier Services will be made in accordance with the following:

 A. Answer Supervision - Answer supervision must be provided when Common Carrier Services is connected to switching equipment or a Customer-provided communications system which is not subject to Part 68 of the FCC Rules and Regulations, 47 C.F.R. Part 68. In such cases, the equipment or system must provide answer supervision so that the measure of chargeable time begins upon the delivery of the Common Carrier Services call to the switching equipment or to the equipment connected to the communications system and ends upon termination of the call by the calling party.

 B. Customer-provided Communications System Failures - When a Customer- provided communications system fails and the connection to Common Carrier Services is not through switching equipment, the Customer-provided communications system must be arranged to promptly return the Common Carrier Services to an idle (on-hook) state. In addition, the Customer must notify the Company when the Customer-provided communications system fails.

 C. Use of Satellite Facilities - If a Customer-provided communications system uses satellite facilities (directly or indirectly), and is connected to Common Carrier Services, there may be two or more satellite links involved in the combined connection. In such cases, the Company will not be responsible for any deterioration in transmission. It will continue to furnish Common Carrier Services using the service components that it considers to be appropriate.
...
Nx





x Issued to become effective January 1, 1996 under authority of Special Permission No. 95-1696.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                             6th Revised Page 14
210 East Bluff Road, Anchorage, AK 99501  Cancels 5th Revised Page 14
Issued:  January 28, 1998                           Effective:  January 29, 1998

                             COMMON CARRIER SERVICES

2.8.  DEFINITIONS

Certain terms used generally throughout this tariff are described below.
Sx
Carrier Identification Code (CIC): Three or four-digit numbers used by end-user customers to reach the services of interexchange carriers through equal access arrangements. The primary carrier of choice is reached by dialing "1" plus the area code and called party number. Secondary IX carriers can still be reached by dialing either 10XXX or 101XXXX where XXX or XXXX is the CIC assigned to the carrier desired. CIC numbers are used to dial around the carrier presubscribed to the calling telephone (e.g. 10XXX or 101XXXX or 950XXXX where XXX or XXXX is the CIC).
Sx
...
...
Sx
CONUS:  Continental United States.

Common Carrier Services Order (CCSO): The written request for Common Carrier Services executed by the Customer and the Company in the format devised and provided by the Company. The signing of a CCSO by the Customer and processing of the CCSO by the Company initiates the respective obligations of the parties as set forth therein and pursuant to this tariff. The CCSO shall not contain terms that are inconsistent with the terms of this Tariff, and shall not impose any obligations on the Customer other than as provided in this Tariff. Should a Customer use the Company's Common Carrier Services without an executed CCSO, the Company will then request the Customer to submit a CCSO.

Company or Alascom, Inc.:  Alascom, Inc., the issuer of this tariff.

Customer: The Interexchange Carrier which orders service and is responsible for the payment of charges and compliance with the Company's General Regulations.

Sx
Sx

Dedicated Interface A dedicated physical connection between the customer and the company which performs as an entrance and/or exit for CCS traffic.

End User: A person or entity that subscribes to an interexchange carrier and that has been assigned one or more telephone number(s) within a central office code (NPA-NXX) directly assigned to the LSO.

Fiber Optic: A thin filament of glass with a protective outer coating through which a light beam carrying communications signals may be transmitted by means of multiple internal reflections to a receiver, which translates the message.

Dy
...
Dy


Interstate Interexchange Carrier (IC) or Interexchange Common Carrier: The terms "Interstate Interexchange Carrier" (IC) or "Interexchange Common Carrier" denotes any individual, partnership, association, joint-stock company, trust, governmental entity or corporation engaged for hire in interstate or foreign communication by wire or radio, between two or more exchanges.


x Material filed under Transmittal No. 921 was effective January 2, 1998 under authority of Commission Order No. DA 97-2727.
y Issued on not less than one day's notice under authority of Special Permission No.98-0027

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                           2nd Revised Page 14.1
210 East Bluff Road, Anchorage, AK 99501 Cancels 1st Revised Page 14.1
Issued:  January 8, 1998                             Effective:  January 9, 1998


                             COMMON CARRIER SERVICES

2.8.  DEFINITIONS (continued)

Sx
..
LEC Serving Office (LSO): The LSO is the switching center of the Local Exchange Carrier (LEC) which is designated as the connection point to interexchange carrier(s).

Local Exchange Carrier (LEC): A telephone company whose primary function is the provision of local telephone service within specified exchange areas.
..
Sx
Network: Transmission and switching facilities used to connect between two or more points.

Switching Center: The location that performs the functions of establishing and releasing connections on a per call basis between two or more communications systems.

Voice Grade: A transmission path with a range of approximately 300 to 3,000 hertz available for the transmission of speech, low and medium speed data, facsimile, signaling, metering or other similar communications.





x Material filed under Transmittal No. 921 is suspended to January 2, 1998 under authority of Commission Order No. DA 97-2727.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                                Original Page 15
210 East Bluff Road, Anchorage, AK 99502
Issued:  September 22, 1995                          Effective:  January 1, 1996




















                             COMMON CARRIER SERVICES

                                    SECTION 3

                       ORDERING OF COMMON CARRIER SERVICES

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                             7th Revised Page 16
210 East Bluff Road, Anchorage, AK 99501  Cancels 6th Revised Page 16
Issued:  January 29, 1998                           Effective:  February 1, 1998

                             COMMON CARRIER SERVICES

                            SECTION 3 -- ORDERING OF
                             COMMON CARRIER SERVICES

3.1.  GENERAL

This section sets forth the regulations for Ordering Common Carrier Services.

Orders for Common Carrier Services hereinafter referred to as "CCSOs" are required to obtain Common Carrier Services or to make changes to existing orders for Common Carrier Services.
SwZ
SwZ
3.1.1. Ordering Conditions - When placing an order for Common Carrier Services, the Customer shall provide, at a minimum, to the Company the following order information;

    -  Customer name and premises address(es).

    -  Billing name and address (when different from Customer name and address).

Sz
...
    - Contact name(s), address(es), and telephone numbers (for both Alaska end and the CONUS end), for the following: provisioning engineer, facility engineer, IXC test and turnup, order negotiation, order confirmation, interactive design, installation, billing, and overall project management.
...
Sz
    - Trunk group arrangements for Common Carrier Services including the facility assignment and channel assignment for each trunk.

Sx

    - Identity of the provider of each trunk group, i.e., Customer, Alascom, interconnecting carrier, other.

    - The Customer locations involved, including the applicable switching center(s).

Sz
...

    - If applicable, the switch type, switch CLLI, switch address, and V&H coordinates for the customer's switches in Alaska and in CONUS.

    - For SS7 service, the following: Hub Provider company name, address, voice and fax phone numbers, contact name(s) if applicable, switch point codes, the hub STP gateway CLLI, STP point code, generic, and STP type for the control STP and the mate.
...
Sz
    -  The Alascom switching center.  (See Section 4.8)

    -  An estimate of Common Carrier Services minutes of use.

Sz

    -  Carrier Identification Code (CIC), if applicable.

Sz

Sy
...
...
Sy
Z
..

..
Z
    -  Southbound, Northbound, or both.



w Reissued material reflecting withdrawal of material filed under transmittal No. 921, effective January 29, 1998. This footnote and coding was inadvertently omitted from the 6th revised page 16.
x Reissued material effective January 29, 1998 reinstating the then currently effective material and reissued material reflecting newly filed revisions to be effective on March 4, 1998. The March 4, 1998 scheduled effective date was inadvertently omitted from the 6th Revised Page 16.
y Reissued material is effective on January 29, 1998 under authority of Special Permission No. 98-0027.
z Reissued material is to be effective on March 4, 1998 on not less than thirty five days' notice under authority of Special Permission No. 98-0027. The March 4, 1998 scheduled effective date was inadvertently omitted from the 6th Revised page 16.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                                Original Page 17
210 East Bluff Road, Anchorage, AK 99502
Issued:  September 22, 1995                          Effective:  January 1, 1996




















                             COMMON CARRIER SERVICES

                                    SECTION 4

                      PROVISION OF COMMON CARRIER SERVICES

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                             5th Revised Page 18
210 East Bluff Road, Anchorage, AK 99501  Cancels 4th Revised Page 18
Issued:  October 2, 1998                             Effective:  January 1, 1999

                             COMMON CARRIER SERVICES

SECTION 4 -- PROVISION OF COMMON CARRIER SERVICES

4.1.  GENERAL

Common Carrier Services provide a two-point voice grade communications path

     - between an LSO serving a Bush or Non-Bush location and a Company's switching center in Alaska to be delivered to the Customer's Dedicated Interface in Alaska;

     - between an LSO serving a Bush or Non-Bush location and the Company's point of interconnection in CONUS;

     - between a Company's point of interconnection in CONUS and a Company's switching center in Alaska.

Bush and Non-Bush locations are specified in Section 4.7. Alascom switching center location (s) are specified in Section 4.8.

Rates for Common Carrier Services are set forth in 4.6 following. The application of rates for Common Carrier Services are described in 4.5.1 following.

The Customer is limited to a single Dedicated Interface in Alaska and a single Dedicated Interface in CONUS.

4.1.1.  Manner of Provision

The Customer may interconnect with Common Carrier Services by using services purchased through Alascom's Tariff F.C.C. No. 14 and/or 15; provided by the Customer; or provided by others.

C

4.1.2. Rate Elements - Transport and switching are provided at the rates set forth in 4.6 following. The application of these rates with respect to the measurement of Common Carrier Services minutes of use is set forth in 4.5.2. following.

There are three rate elements which apply to Common Carrier Services:

                   Intra-Alaska Transport Rate Element
                   Switching Rate Element
                   Alaska/CONUS Transport Rate Element

 A. Intra-Alaska Transport - This rate element provides for transmission between an LSO serving a Bush or Non-Bush location and a Company's switching center in Alaska.

 B. Switching - This rate element provides for routing of calls over the Company's network to terminating points identified by the Customer.

 C. Alaska/CONUS Transport - This rate element provides for transmission between the Company's point of interconnection in CONUS and a Company's switching center in Alaska.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                             1st Revised Page 19
210 East Bluff Road, Anchorage, AK 99501   Cancels Original Page 19
Issued:  December 14, 1995                           Effective:  January 1, 1996

** All material on this page is reissued except as otherwise noted. **

COMMON CARRIER SERVICES

Dx
...


...
Dx


Tx

4.2.  SUPERVISORY SIGNALING

The Customer is responsible to provide to the Company the necessary supervisory signaling to ensure proper measurement of chargeable time as specified in 4.5.2 following.
Tx

Tx

4.3.  COMMUNITY OF INTEREST/SHORT DURATION MASS CALLING REQUIREMENTS

When a Customer offers service for which a substantial call volume is expected during a short period of time (e.g., 900 service media stimulated events), or to a community(ies) of interest, the Customer must notify the Company at least 48 hours in advance of each peak period. Notification should include the nature, time, duration, and frequency of the event, an estimated call volume, and the telephone number(s) to be used.

Tx

4.4.  DESIGN OF SWITCHED COMMON CARRIER SERVICES

When a Customer orders Common Carrier Services, it is the Customer's responsibility to assure that sufficient interconnection capacity has been ordered to handle its traffic.

Tx

4.5.  RATE REGULATIONS

This section contains the specific regulations governing the rates that apply for Common Carrier Services.




Material filed under Transmittal No. 790 is scheduled to become effective on January 1, 1996.
x Issued to become effective January 1, 1996 under authority of Special Permission No. 95-1696.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                             1st Revised Page 20
210 East Bluff Road, Anchorage, AK 99501   Cancels Original Page 20
Issued:  December 14, 1995                           Effective:  January 1, 1996

** All material on this page is reissued except as otherwise noted. **

COMMON CARRIER SERVICES

Tx

4.5.1. Description and Application of Rates - Transport and switching are not available for purchase separately. One or more transport rate elements and the switching rate element apply to all minutes of use.

Usage rates apply only when a specific rate element is used. Usage is accumulated over a monthly period. The usage rates specified in 4.6 following are applied to the total measured minutes of use for the billing period.

Tx

 A.  Application of Rates

  1. Transport Rates - These rates are usage sensitive. These rates are assessed on all Common Carrier Services minutes that are transported over designated portion(s) of the Company's network.

  2. Switching Rate - This rate is usage sensitive. The rate is assessed on all Common Carrier Services minutes that are switched by the Company's switching center.

Tx

4.5.2. Measuring Common Carrier Minutes of Use - Customer traffic will be measured by the Company at the Company's switching center. Originating and terminating calls will be measured by the Company to determine the basis for computing chargeable minutes of use. In the event Customer message detail is not available because the Company lost or damaged tapes or experienced recording system outages, the Company will estimate the volume of lost Customer minutes of use based on previously known values for the most recent two billing months. If the Customer has less than two billing months of usage or no history of usage, the Customer must provide an estimate of usage incurred.
Cx
...
Cx

Common Carrier minutes of use are recorded in increments of tenths of seconds. Common Carrier minutes of use are accumulated by Customer on a daily basis and rounded up to the nearest full minute.

Usage Measurement - Common Carrier Services minutes of use recording begins when the Company's switching center receives answer supervision from the LSO or the Customer indicating the called party's telephone has been answered.

Common Carrier Services minutes of use recording ends when the Company's switching center receives disconnect supervision from the LSO or the Customer indicating call termination from either the calling or called party, whichever is first.



Material filed under Transmittal No. 790 is scheduled to become effective on January 1, 1996.
x Issued to become effective January 1, 1996 under authority of Special Permission No. 95-1696.

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                            14th Revised Page 21
210 East Bluff Dr., Anchorage, AK 99501  Cancels 13th Revised Page 21
Issued:  November 25, 2003                           Effective:  January 1, 2004

                             COMMON CARRIER SERVICES

4.6.  RATES -

4.6.1.  Transport and Switching -

         $/Minute of Use
------------------------------------
  Rate Element                    Bush                       Non-Bush
  ------------                    -----                      --------
  Intra-Alaska Transport          $0.1622 R                  $0.0459 R
  (Between Alaska LEC
  offices and Alascom
  Switching Center location(s)
  in Alaska)

  Switching                       $0.0226 R                  $0.0104 R

  Alaska/CONUS Transport          $0.0276 I                  $0.0276 I
  (Between Anchorage and
   the Continental United States) C

4.6.2.  Channel Arrangements

         DS1 Channel Arrangements

              DS1 Termination equipment installed at Alascom points of interconnection for purposes of deriving Customer channels.


                                                                       Monthly
                                                         Nonrecurring Recurring
                                                 USOC       Charge     Charge
                                                 ----    ------------ ---------
               Channel Bank Arrangement or
                        DACS Port Arrangement     CHBA   $   .00     $225.00
               Each 4-wire VF E&M Channel       4VFEMC   $ 75.00     $  5.00
                    Each 56 Kbps Data Channel    56KDC   $125.00     $ 40.00
               DACS/Channel Bank DS-1
                      Port Connection            DACS1   $   .00     $ 25.00

4.6.3. Service Order Charge - The Service Order Charge covers receiving, recording and processing Customer information relating to an order for an installation, move, signal power adjustments or service rearrangements. One Service Order Charge applies for each Customer-requested order for all work applicable to Common Carrier Services ordered at the same time to be performed on the same date at the same location. Separate Service Order Charges apply to unrelated Orders.

                                                      Non-Recurring
                                                         Charge
                                                      -------------
                        Service Order Charge
                                 - per order            $95.00

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                           1st Revised Page 21.1
210 East Bluff Road, Anchorage, AK 99501  Cancels Original Page 21.1
Issued:  November 15, 1996                           Effective:  January 1, 1997

COMMON CARRIER SERVICES

4.6.  RATES  (continued)





C

4.6.4. Expedite Charge - Alascom will process Service Orders for installations, moves, signal power adjustments and service rearrangements on a normal time interval basis. A normal time interval denotes Alascom action to implement the Customer requested Service Order on not less than 60 business days notice from the day the Service Order is received by Alascom. At the Customer's request, Alascom will attempt to advance a Service Order due date to a new negotiated due date of less than 25 business days. If the new due date is met, the following nonrecurring charge applies.
                                                       Non-Recurring
                                         USOC              Charge
                                         ----          -------------
              Expedite Charge            EXP
                 per Service Order                         $275.00

ALASCOM, INC.                                               TARIFF F.C.C. NO. 11
Manager, Tariffs                                             2nd Revised Page 22
210 East Bluff Road, Anchorage, AK 99501  Cancels 1st Revised Page 22
Issued:  November 15, 1996                           Effective:  January 1, 1997

                             COMMON CARRIER SERVICES

4.7.  BUSH AND NON-BUSH LOCATIONS

4.7.1.  Non-Bush Locations

     Adak                      Fairbanks                 Ninilchik
     Anchorage                 Fort Richardson           North Pole
     Big Lake                  Fort Wainwright           Palmer
     Bird Creek                Girdwood                  Seldovia
     Chugiak                   Homer                     Seward
     Cordova                   Hope                      Sitka
     Deadhorse                 Juneau                    Soldotna
     Douglas                   Kenai                     Unalaska
     Eagle River               Ketchikan                 Valdez
     Eielson AFB               Kodiak                    Wasilla
     Elmendorf AFB             N. Kenai                  Willow


4.7.2. Bush Locations - All locations within Alaska not specified as a Non-Bush location above are designated as Bush locations.

C

4.8.  Alascom Switching Center

4.8.1.  Within Alaska

D
D


           Anchorage


4.9.  Alascom Point of Interconnection in Conus

           Portland, Oregon

C